First Union
Capital Marketing Group
Premium Finance Lending Group
MD5203
7 St. Paul Street, 5th Floor
Baltimore, Maryland 21202
410 332-5728
Fax 410 ???-????                                 June 10, 1998

Mr. Eric M. Halter, Controller
Mr. C Gresz Hutchinson, EVP
Commerce Casualty Group, Inc.
9140 ArrowPoint Blvd., Suite 200
Charlotte, NC 28273

         RE: LOAN DOCUMENTATION FOR REVOLVING CREDIT

Dear Eric and Greg:

         Enclosed are duplicate. executed originals of the Loan and Securltv Agreement and Line of Credit Note for Commerce Capital. At long last, all of our "due diligence" items have been received back, with clear records all around.

         Along with this, I've enclosed three additional documents. First is the Borrowing Base Certificate, which you discussed with Janice a couple of weeks ago. You will see some detail differences from what you received earlier, because this form has now been updated to tie in better to the language of the Loan & Security Agreement. Second is a document entitled "Collateral Monitoring and Support Requirements". We have attempted to lay out as clearly as possible all reporting requirements. What's enclosed is a generic version: some of the reports may not apply to Commerce Capital. Third is a sample Covenant Compliance Certificate, which will be sent along with your monthly financial statements. Again, we have tried to make everything as simple and self-explanatory as possible. Both this last form and the Borrowing Base Certificate are on the diskette as files so you may automate them.

         As I mentioned on the phone yesterday, some elements of your DDA account and cash management setup as I understand them are not compatible with how they'11 need to be set tip to interface with Capital Markets' automated loan advance and repayment system. I'm talking with Andy Basinger and Carol Hampy to see how we can most easily make the necessary changes, and will be back to you on this as quickly as possible.

                                             Very truly yours,

                                             /s/ David A. Bauereis
                                             David A. Bauereis
                                             VICE PRESIDENT
                                             Premium Finance Lending Group

                          LOAN AND SECURITY AGREEMENT

         THIS AGREEMENT is made as of the 22nd day of May 1998, by and between FIRST UNION COMMERCIAL CORPORATION ("Bank") and Commerce Capital, Inc. ("Borrower"), whose chief executive office is located at 9140 ArrowPoint Blvd., Suite 200, Charlotte, NC 28273.

              SECTION 1. CONSTRUCTION OF AGREEMENT AND DEFINITIONS

         Unless the context otherwise requires, all of the terms used herein without definition which are defined by the Maryland Uniform Commercial Code shall have the meanings assigned to them by the Maryland Uniform Commercial Code except to the extent varied by this Agreement. Unless the context otherwise requires, all of the accounting terms used herein without definition shall have the meanings assigned to them as determined by GAAP except to the extent varied by this Agreement. The use of the singular herein shall also refer to the plural and vice versa, and the use herein of any gender, including the neuter, shall also refer to each of the other genders, including the neuter. In addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used herein:

         "Additional Audit Fee" shall mean $600.00 per Field Audit.

         "Advance Termination Date" shall mean the Business Day immediately prior to the Maturity Date.

         "Affiliate" shall mean: (a) any person in which Borrower legally or beneficially owns or holds, directly or indirectly, any capital stock or other equity interest; (b) any person that is a partner in or of Borrower, a partnership in which Borrower is a partner, a joint venture in which Borrower is a joint venturer, or a joint venturer in or of Borrower; (c) any person that is a director, officer, employee, stockholder (legally or beneficially) or other affiliate of any of the foregoing or of Borrower; and (d) any person that directly or indirectly controls, is under the control of, or is under common control with, Borrower, including, without limitation, any person that directly or indirectly has the right or power to direct the management or policies of Borrower and any person whose management or policies Borrower directly or indirectly has the right or power to direct.

         "Borrowing Base" shall mean, as determined by Bank from time to time
(a) 80% times (b) the aggregate amount of Eligible Receivables less Eligible Receivables Premium Related Liabilities.

         "Business Day" shall mean any day that is not a Saturday, Sunday or other day on which banking institutions in the State of Maryland are authorized or obligated to remain closed.

         "Certified" shall mean that the information, statement, schedule, report or other document required to be 'Certified" contains a representation by Borrower that, to Borrower's knowledge and belief after diligent inquiry, such information, statement, schedule, report or other document is true and complete in all material respects.

         "Closing Fee" shall mean $ 10,000.00.

         "Collateral" shall mean: (a) all Receivables and, in addition, all other property of Borrower in which Bank has, or may in the future acquire or be granted, a security interest hereunder or under any of the Other Agreements; (b) all amounts now or in the future owed by Bank to Borrower and all property and funds of Borrower (including deposit accounts, certificates of deposit, and investments made or managed by Bank on behalf of Borrower), now owned or hereafter acquired by Borrower and now or hereafter in Bank's possession or control; (c) all present and future substitutions, ,replacements, appurtenances, accessories, accessions and materials and supplies RELATING TO ANY OF THE FOREGOING; (D) ALL OF BORROWER'S present and future books and records in any form, in or on any media, including data processing materials in any form (including software, tapes, discs and the like), whether in the possession of Borrower or any other person; and (e) all present and future proceeds and products of all of the foregoing in any form whatsoever and all rights, including rights to the payment of money for any reason, arising on account of any sale, assignment, lease, rental, license, exchange, liquidation, condemnation, taking, theft or any disposition of any nature of, or any damage or casualty to, or any loss with respect to, any of the foregoing or any rights or interests of Borrower in any of the foregoing, including, vAthout limitation, cash proceeds (including all payments under any indemnities, warranties or guaranties payable with respect to any of the foregoing), non-cash proceeds and proceeds acquired with cash proceeds, whether any such proceeds constitute consumer goods, farm products, equipment, inventory, documents of title, chattel paper. accounts, instruments or general intangibles, and all proceeds of insurance policies insuring any of the foregoing or any risks to Borrower associated with any of the foregoing.

         "Compliance Advance" shall mean an advance made by Bank under the Line of Credit pursuant to Subsection 2.2 of this Agreement.

         "Compliance Certificate" shall mean a certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Bank, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement and no event has occurred or circumstance exists which, with the giving of notice or lapse of time (or both), would constitute an Event of Default.

         "Eligible Carrier" shall mean a property and casualty insurance company having an A. M. Best rating of not less than "B" or Standard and Poors. rating of not less than "BBBq".

         "Eligible Receivables" shall mean shall mean any bona fide Receivable that is created by Borrower in the ordinary course of its business and that satisfies, and continues to satisfy, the following requirements:

         (a) The Receivable was created pursuant to a Premium Finance Agreement that is in form and substance acceptable to Bank;

         (b) The insurance carrier issuing the underlying insurance relating to the Receivable (i) is not a debtor in any case under any chapter of the Bankruptcy Code, is insolvent, has made an assignment for the benefit of creditors or is the subject of any insolvency, liquidation, reorganization, dissolution, receivership, conservatorship, trusteeship or other such proceeding, and (ii) is an Eligible Carrier-, provided, however, that a Receivable may be an Eligible Receivable even if the insurance carrier is not an Eligible Carrier provided (A) such Receivable otherwise meets the criteria of an Eligible Receivable, and (B) insurance carriers who are not Eligible Carriers do not issue underlying insurance which relates to more than five percent (5%) of all Eligible Receivables;

         (c) The broker or agent of the underlying insurance relating to the Receivable is not a debtor in any case under any chapter of the Bankruptcy Code, is not insolvent, has not made an assignment for the benefit of creditors, and is not the subject of any insolvency, liquidation, reorganization, dissolution, receivership, conservatorship, trusteeship or other such proceeding;

         (d) The underlying insurance relating to the Receivable is cancelable by Borrower and its assignees at any time and provides for the return of unearned premiums and commissions upon cancellation;

         (e) The rights to the return of unearned premiums and commissions upon cancellation of the underlying insurance relating to the Receivable may be validly assigned to Borrower and to assignees of Borrower;

         (f) The amount of unearned premiums or commissions payable upon cancellation of the underlying insurance relating to the Receivable is calculable at all times;

         (g) The Premium Finance Agreement giving rise to the Receivable is in compliance with, and was created, solicited and entered into in compliance with, all applicable laws, statutes, regulations, rules, orders, decrees or injunctions of any governmental body, including all applicable insurance and consumer laws and regulations;

         (h) The Receivable, the related Premium Finance Agreement and the related underlying insurance are each valid, binding and enforceable against each party thereto;

         (i) The Premium Finance Agreement giving rise to the Receivable is fully and properly completed and contains a valid, binding and enforceable assignment to Borrower of all unearned premiums and commissions payable upon cancellation of the related underlying insurance and such assignment grants Borrower a perfected first-priority security interest in such unearned premiums and commissions without the necessity of filing any financing statement or of making any other filing or taking any other action,-

         (j) The Premium Finance Agreement giving rise to the Receivable gives Borrower and its assignees a power of attorney or other legal authority that enables Borrower and its assignees to cancel the underlying insurance;

         (k) The Premium Finance Agreement giving rise to the Receivable is in the possession of Bank;

         (1) The Receivable is in compliance with all representations and warranties made with respect thereto in this Agreement, including all representations and warranties made by Borrower with respect to the Premium Finance Agreement giving rise to the Receivable and with respect to the underlying insurance relating to the Receivable:

         (m) Payments for the related underlying insurance policies have been disbursed in one of the following manners: to the agenYbroker/MGAIGA representing the insurance carrier, and where the Borrower has on file updated copies of the carriers authorization to the Borrower to pay the agent/broker/MGA/GA directly, to the agent representing the insurance carrier, without such authorization, when such agent is a shareholder of Commerce Casualty Group, or directly to the carrier;

         (n) If the related underlying insurance is canceled, cancellation was made before any payment on the Receivable became more than 45 days past due;

         (o) If the underlying insurance has been canceled, not more than 90 days have elapsed since the date of cancellation;

         (p) If the underlying insurance has been canceled, the unearned premiums and commissions have not been paid:

         (q) Except for security interests securing the Obligations and security interests in favor of Borrower, the Receivable is not subject to any lien or security interest; and

         (r) The Receivable has been entered into and tracked by a premium finance software system acceptable to Bank.

Bank may determine from time to time, in its sole discretion and notwithstanding any previous determinations made by it, to exclude from Eligible Receivables specific Receivables or specific categories or types of Receivables, specific components of Receivables, Receivables with respect to which the related underlying insurance is issued by a specific issuer or by specific categories or types of issuers, Receivables arising out of specific Premium Finance Agreements or specific categories or types of Premium Finance Agreements, Receivables with respect to which the related underlying insurance was produced by a specific agent, broker or other producer or by specific categories or types of agents, brokers or other producers, or otherwise to limit Receivables, or the amount of Receivables, which shall constitute Eligible Receivables. Such determinations may be based upon evaluations of risk or any other factors considered relevant by Bank, whether such factors have or have not heretofore been used, contemplated or foreseen as bases for defining or limiting Eligible Receivables. Any such determination by Bank to modify Eligible Receivables will be promptly communicated to Borrower in writing. In order to enable Bank to make such determinations, Borrower agrees to furnish, or cause to be furnished, to -Bank from time to time such information and documentation that has been requested and is reasonably available concerning Receivables, Premium Finance Agreements, underlying insurance, issuers of underlying insurance, agents, brokers and other producers of underlying insurance, premium downpayments made by insureds with respect to underlying insurance and other matters as Bank may from time to time request.

         "Eligible Receivables Premium Related Liabilities" shall mean, at any time, the amount which at such time bears the same proportion to the aggregate amount of Eligible Receivables at such time as the aggregate amount of Premium Related Liabilities at such time bears to the aggregate amount of Receivables at such time.

         "Environmental Laws" shall mean all federal, State, local and foreign laws, whether now or hereafter enacted, and as amended from time to time, relating to pollution or protection of the environment, including, without limitation, laws relating to emissions, discharges, releases or threatened releases of Hazardous Substances into the environment (including, without limitation, ambient air, surface water, ground water or land), or otherwise relating to the manufacture, generation, production, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances, and any and all regulations, codes, plans. orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder.

         "ERISA" SHALL mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor legislation, and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder.

         "Event of Default" shall mean any of the events set forth in Subsection
7.1 of this Agreement.

         "Fee Due Date" shall mean the 1st day of each month.

         "Field Audit" shall mean any audit of Borrower's Receivables, books, records and operations performed any place of business of Borrower or wherever any of its books and records are stored, kept or maintained.

         "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

         "good faith" shall mean, with respect to a determination to be made by Bank "in good faith," that Bank shall make such determination honestly and not maliciously.

         "Hazardous Substance" shall mean any flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum-based products, methane and all other pollutants, contaminates, chemicals, industrial substances, industrial wastes, toxic substances, toxic wastes, toxic materials, hazardous substances, hazardous wastes and hazardous materials. The meaning of each term used in this definition shall include, without limitation, the meaning or meanings assigned to such term by any Environmental Laws.

         "Line of Credit" shall mean the line of credit established by Bank for Borrower pursuant to Subsection 2.1 of this Agreement.

         "Maturity Date" shall mean May 31, 2000.

         "Maximum Loan Amount" shall mean, at any time, the lesser of (a) $2,000,000.00, or (b) the Borrowing Base.

         "Note" shall mean and include without limitation Borrower's promissory note or notes, if any, in favor of Bank, further evidencing Borrower's obligations with respect to advances made under the Line of Credit, as well as any substitute, replacement or refinancing note or notes therefor.

         "Obligations" shall mean, as the same may be amended, modified, extended, renewed, supplemented, increased, refinanced, consolidated or replaced from time to time, all present and future obligations, indebtedness and liabilities of Borrower to Bank of every kind and nature, whether arising under this Agreement, the Other Agreements or otherwise (including, without limitation, all principal amounts, including future advances, interest charges, service charges, late charges, fees and all other charges and sums, as well as all costs and expenses, including attorneys'fees and expenses, payable or reimbursable by Borrower under or pursuant to this Agreement, the Other Agreements and otherwise), whether direct or indirect, joint or several, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, secured or unsecured, related or unrelated to this Agreement, whether or not now contemplated, whether arising in contract, tort or otherwise, whether or not any instrument or agreement relating thereto specifically refers to this Agreement, and whether or not of the same character or class as Borrower's obligations under this Agreement, reimbursement obligations of Borrower in connection with letters of credit issued by Bank, OBLIGATIONS OF BORROWER in connection with overdrafts in any checking or other account of Borrower at Bank, all claims against Borrower acquired by assignment to Bank, and all claims of Bank against Borrower arising or re-arising on account of or as a result of any payment made by Borrower or any Other Obligor with respect to any obligations included in this definition which is rescinded or recovered from or restored or returned by Bank under authority of any law, rule, regulation, order of court or governmental agency, or in connection with any compromise or settlement relating thereto or relating to any pending or threatened action, suit or proceeding relating thereto, whether arising out of any proceedings under the United States Bankruptcy Code or otherwise.

                   "Other Agreements" shall mean, as the same may be amended, modified, extended, renewed, supplemented or replaced from time to time, all agreements, contracts, promissory notes and other instruments (including, without limitation, the Note), drafts, checks, bankers acceptances, security agreements, assignments, pledge agreements, hypothecation agreements, indemnification agreements, letters of credit and applications and agreements relating thereto, subordination agreements, mortgages, deeds of trust, leases, guaranties and other documents (a) now and hereafter existing between Bank and Borrower, (b) executed and/or delivered in connection with this Agreement or any of the Obligations, or (c) evidencing, guaranteeing, securing (directly or indirectly), subordinating other obligations of Borrower or any other obligor to, containing any warranties, covenants, agreements or representations of any person relating to, or in any other manner relating to, any of the Obligations or any obligation of any Other Obligor in connection with any of the obligations. Without limitation of the foregoing, the Other Agreements shall include: N/A

         "Other Obligor" shall mean any person that is now or hereafter primarily or secondarily, or contingently or noncontingently, liable for or obligated upon or in connection with any of the Obligations, or, whether or not so liable, that has granted any lien or security interest to or for the benefit of Bank as security for any of the Obligations or any obligations of any Other Obligor in connection with any of the Obligations.

         "Permitted Liens" shall mean: (a) any lien or security interest of Bank; and (b) any lien or security interest specifically consented to by Bank in writing.

         "person" shall mean any individual, corporation, partnership, joint venture, association, trust, government (or subdivision, agency or department thereof) or other entity of any kind.

         "Premium Finance Agreement" shall mean any written agreement signed by an insured or prospective insured or, if permitted under applicable state law, signed by the agent or broker or another authorized person for such insured or such prospective insured by which the insured or prospective insured promises or agrees to pay to Borrower an amount advanced or to be advanced under the agreement by Borrower on behalf of the insured or prospective insured to an insurer, agent or broker in payment of premiums on insurance contracts and which contains an assignment of, or is otherwise secured by, the unearned premium or refund obtainable from the insurer, agent, broker or other parties upon cancellation of the insurance contract.

         "Premium Related Liabilities" shall mean, at any time, the aggregate amount of Borrower's liabilities created pursuant to the financing of insurance premiums, excluding any indebtedness for credit extended to Borrower relating to the financing of such insurance premiums, but including (a) amounts due to insurance carriers, insureds, agents and brokers (including an estimated amount with respect to outstanding checks payable to such Persons, (b) escrow accounts, and (c) overdrafts.

         "Receivables" shall mean: (a) all of Borrower's present and future accounts, contract rights, receivables, promissory notes and other instruments, chattel paper, general intangibles and investment property; (b) all present and future tax refunds of Borrower and all present and future rights of Borrower to refunds or returns of prepaid expenses, including unearned insurance premiums-,
(c) all present and future cash of Borrower; (d) all deposit accounts now or hereafter maintained or established by, for or on behalf of Borrower with any bank or other institution, and all balances of funds now or hereafter on deposit in all such accounts, including, without limitation, all checking accounts, collection accounts, lockbox accounts, disbursement accounts, concentration accounts and all other deposit accounts of every kind and nature; (e) all present and future judgments, orders, awards and decrees in favor of Borrower and causes of action in favor of Borrower, (~ all present and future claims, rights of indemnification and other rights of Borrower under or in connection with any contracts or agreements to which Borrower is or becomes a party or third party beneficiary; (9) all rights and claims of Borrower with respect to any deposits of money or other property made with any lessors of any property, insurers, bonding agents or any other persons; (h) all present and future rights and claims which Borrower may now or hereafter have under any insurance policies, contracts or coverages now or hereafter in effect; (i) all rights WHICH BORROWER MAY NOW OR AT ANY TIME hereafter HAVE, BY LAW OR AGREEMENT, AGAINST ANY ACCOUNT DEBTOR OR OTHER OBLIGOR OF BORROWER, AND ALL rights, liens and security interests which Borrower may now or at any time hereafter have, by law or agreement, against any property of any account debtor or other obligor of Borrower; 0) all present and future customer lists of Borrower; (k) all present and future contingent and noncontingent rights of Borrower to the payment of money for any reason whatsoever, whether arising in contract, tort or otherwise, whether or not such rights are otherwise included in this definition; and (1) all present and future rights of Borrower with respect to licenses, patents, copyrights, franchises, trade names and trademarks. Wrthout limitation of the foregoing, it is specifically understood and agree that the Receivables shall include all right, title and interest of Borrower in and to all Premium Finance Agreements, whether now existing or hereafter arising, and all amounts due or to become due thereunder.

         "Service Fee" shall mean $650.00 per month payable on the 1st day of each month.

         "State" shall mean any State of the United States and the District of Columbia.

         "Subordinated Indebtedness" shall mean indebtedness of Borrower for borrowed money payable to any person (other than Bank) which has been subordinated to the Obligations pursuant to a written agreement in form and substance acceptable to Bank.

         "Subsidiary" shall mean any corporation at least a majority of the outstanding voting stock of which, now or in the future, is owned or controlled by Borrower, directly or indirectly through one or more intermediaries.

         "Unused Line Fee Rate" shall mean 1/8% per annum.

                           SECTION 2. LINE OF CREDIT

         2.1 REQUESTED ADVANCES. (a) Bank hereby establishes a Line of Credit in favor of Borrower subject to all of the terms and conditions set forth herein. Subject to all of the terms and conditions set forth herein, Borrower is authorized to request, and Bank agrees to make, advances to Borrower from time to time under the Line of Credit until the Advance Termination Date. Advances under the Line of Credit, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by authorized persons. Bank may, but need not, require that all oral requests be confirmed in writing. Each advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower (i) when credited to any deposit account of Borrower maintained with Bank, or (ii) when advanced in accordance with the instructions of a person believed in good faith by Bank to have been authorized for such purpose. Bank, at its option, may set a cutoff time, after which all requests for advances will be treated as having been requested on the next succeeding Business Day. Under no circumstances shall Bank be required to make any advance in an amount less than $1,000.00. Each advance, including each Compliance Advance, shall bear interest at the rate and calculated in the manner provided in the Note. Borrower covenants that it will not request, and Bank shall have no obligation to make, any advance under the Line of Credit if the making of the advance would cause the aggregate amount of advances, including Compliance Advances, made and outstanding under the Line of Credit to exceed, or to exceed by a greater amount, the Maximum Loan Amount. Even if the aggregate amount of advances, including Compliance Advances, made and outstanding shall at any time and for any reason exceed the Maximum Loan Amount, Borrower shall nonetheless be liable for the entire amount outstanding, with interest thereon in accordance with this Agreement, and shall nonetheless be liable and responsible for observance of, compliance with and performance of, all warranties, covenants, conditions and agreements on Borrower's part to be observed, complied with or performed under this Agreement. If the aggregate amount of advances, including Compliance Advances, made and outstanding under the Line of Credit shall at any time and for any reason exceed the Maximum Loan Amount, Borrower shall pay to Bank, upon written demand by Bank, the amount of such excess, together with all unpaid interest thereon. Subject to all of the other terms and conditions set forth herein, all advances, including Compliance Advances, made and outstanding under the Line of Credit, and all other sums owing to Bank by Borrower under this Agreement, together with all unpaid interest thereon, shall be due and payable on the Maturity Date without necessity for demand.

         (b) Notwithstanding the foregoing, Bank's obligation to make any advance to or for the account of Borrower under the Line of Credit is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Bank:

                  (i) Bank shall have received evidence that this Agreement and all Other Agreements have been duly authorized, executed, and delivered by Borrower to Bank.

                  (ii) Bank shall have received such opinions of counsel, supplemental opinions, and documents as Bank may request.

                  (iii) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

                  (iv) All Other Agreements required by Bank in connection with the Line of Credit shall have been executed by each Other Obligor, delivered to Bank, and be in full force and effect.

                  (v) Bank, at its option and for its sole benefit, shall have conducted a Field Audit of Borrower's Receivables, books. records, and operations, and Bank shall be satisfied as to their condition.

                  (vi) Borrower shall have paid to Bank all fees, costs, and expenses specified in this Agreement and the Other Agreements as are then due and payable.

                  (vii) There shall not exist an Event of Default, and no event shall have occurred or circumstance exists which, with the giving of notice or lapse of time (or both), would be an Event of Default.

                  (viii) Borrower shall have delivered to Bank a Compliance Certificate.

         (c) Bank shall maintain on its books a record of account in which Bank shall make entries for each advance under the Line of Credit and such, other debits and credits as shall be appropriate in connection with the Line of Credit. Bank shall provide Borrower with periodic statements of Borrower's account which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Bank to the contrary within thirty
(30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

         2.2 COMPLIANCE ADVANCES. Before or after the Maturity Date and without prior notice to or request from Borrower, and regardless of the Maximum Loan Amount, Bank is irrevocably authorized by Borrower to, and may from time to time, make Compliance Advances and apply the proceeds thereof in order to (a) cause Borrower or any Other Obligorto be in compliance with any of the terms of this Agreement or any of the Other Agreements, (b) protect Bank's rights or interests under this Agreement or any of the Other Agreements (for example, but not by way of limitation, by paying premiums for required insurance or by satisfying tax obligations of Borrower or liens upon the Collateral or other assets of Borrower), (c) pay overdrafts in any checking or other account of Borrower at Bank, or (d) pay interest charges, service charges, late charges, fees, expenses or any other sums or charges due and unpaid under this Agreement or any of the Other Agreements. Each outstanding Compliance Advance shall bear interest at the rate and calculated in the manner provided in the Note. Except as otherwise agreed by Bank in writing, the making of any Compliance Advance shall not constitute a waiver by Bank of any event or circumstance, or any rights of Bank consequent thereupon, with respect to which such Compliance Advance is made. All Compliance Advances made and outstanding, together with all unpaid interest thereon, shall be due and payable upon written demand by Bank.

         2.3 FEES. In consideration of Bank entering into this Agreement, on the date of this Agreement, Borrower shall pay to Bank the Closing Fee. As compensation to Bank for the administration and servicing of the Collateral by Bank, Borrower shall pay to Bank (a) on each Fee Due Date, a monthly fee equal to the Service Fee (b) upon the demand of Bank, all travel and lodging expenses of Bank, its employees and agents, in connection with . any Field Audit, and (c) upon the demand of Bank, an Additional Audit Fee for each Field Audit in excess of two performed in any twelve-month period. In addition to the foregoing, Borrower shall also pay to Bank any fees, charges and other sums which may be payable in connection with any cash management services to be performed for Borrower by Bank, as Bank and Borrower may agree from time to time. In consideration of Bank's making credit available to Borrower under the Line of Credit, Borrower shall pay to Bank, on each Fee Due Date, a monthly fee calculated at the Unused Line Fee Rate (based upon a year of 360 days and paid for the actual number of days elapsed) on the daily average, for the prior calendar month, of the amount, if any, by which the Maximum Loan Amount exceeded the aggregate amount of advances outstanding under the Line of Credit.

         2.4 CHANGES IN LAWS. In the event that, at any time or from time to time after the date of this Agreement, the implementation of, or any change in, any law or regulation, or any guideline or directive (whether or not having the force of law), or the interpretation or administration thereof by any central bank or other authority charged with the administration thereof, imposes, modifies or deems applicable any capital adequacy, reserve or similar requirement (including, without limitation, a request or requirement which affects the manner in which Bank allocates capital resources to its commitments, including, without limitation, its obligations hereunder), and, as a result thereof, in the sole opinion of Bank, the rate of return on Bank's capital as a consequence of its obligations hereunder, is reduced to a level below that which Bank could have achieved but for such circumstances, then, in each such case, within 10 days after written demand by Bank from time to time, Borrower shall pay to Bank such additional amount or amounts as shall compensate Bank for such reduction in rate of return. A certificate of Bank as to any such additional amount or amounts, in the absence of manifest error, shall be fina! and conclusive. In determining such amount or amounts, Bank may use any reasonable averaging and attribution methods.

                  SECTION 3. SECURITY INTEREST AND COLLATERAL

         3.1 GRANT OF SECURITY INTEREST. As security for all of the Obligations, whether or not any agreement or instrument relating to any Obligations specifically refers to this Agreement or the security interest created hereunder, Borrower hereby grants to Bank a lien and continuing security interest in, and pledges and assigns to Bank, the Collateral. EVEN IF THE Obligations shall at any time or from time to time be paid in full, Bank's security interest shall continuously exist until all of the Obligations have been paid in full and there exists no commitment by Bank which could give rise to any Obligations. Borrower shall make appropriate notations on Borrower's books and records indicating the existence of Bank's security interest in the Collateral. Neither the granting to Bank of the security interest granted to Bank under this Agreement, nor the filing by Bank of financing statements to perfect such security interest, shall in any way limit, diminish, impair or otherwise affect the extent to which any security interests, liens or assignments heretofore granted to Bank by Borrower, as security for future obligations, indebtedness or liabilities of Borrower to Bank, shall secure obligations, indebtedness and liabilities of Borrower to Bank heretofore or hereafter arising under this Agreement.

         3.2 NOTICES, ADDITIONAL DOCUMENTS. Borrower agrees to execute and deliver to Bank. or cause to be executed and delivered ank, from time to time promptly after request by Bank and in form and content satisfactory to Bank, in Bank's discretion exercised in good faith, such security agreements, financing statements, amendments of financing statements, assignments of financing statements, security interest filing statements, mortgages, deeds of trust, assignments, notices, consents and other documents as Bank may request in good faith in order to confirm, supplement. preserve, protect or perfect, or to maintain the perfection of, Bank's security interest in the Collateral and Bank's rights under this Agreement.

         3.3 ADDITIONAL WARRANTIES, AGREEMENTS CONCERNING COLLATERAL. Borrower warrants and agrees that: (a) no financing statement, assignment, notice of lien or other security document publicizing a security interest in or lien upon any of the Collateral is or will be on file in any recording or filing office, except for financing statements or other security documents publicizing Permitted Liens, and the Collateral is and shall remain free and clear of all liens, security interests and encumbrances of every kind, except for Permitted Liens; (b) Borrower will promptly deliver to Bank, with such indorsements and/or assignments as Bank may from time to time request in good faith, all Premium Finance Agreements, promissory notes and other instruments, chattel paper, guaranties, documents of title, certificates of origin and certificates of title, as well as other documents requested by Bank, previously or hereafter coming into Borrower's possession or control and constituting, evidencing. securing, guaranteeing or otherwise relating to, any of the Collateral or proceeds of any of the Collateral; (c) a carbon, photographic or other reproduction of this Agreement or any financing statement signed by Borrower in connection with this Agreement shall be sufficient as a financing statement; (d) immediately upon learning thereof, the Borrower shall notify Bank of any event or circumstance that disqualifies any Receivable as an Eligible Receivable and any event or circumstance that the Borrower has reason to believe would cause any Receivable to be unacceptable to Bank: (e) Borrower shall not report or schedule to Bank as an Eligible Receivable any Receivable that Borrower knows or should know is not an Eligible Receivable; (f) without prior written consent of Bank, Borrower shall not permit or agree to any payment extension with respect to any Receivable or any unearned premiums or commissions payable upon cancellation of any underlying insurance nor permit or agree to any modification or compromise with respect to any Receivable or any unearned premiums or commissions payable upon cancellation of any underlying insurance, other than in the ordinary course of business; (g) each Receivable and Premium Finance Agreement entered into by the Borrower shall be genuine and valid, binding and enforceable against the insured and in all respects what it purports to be and shall represent a bona fide transaction entered into in the ordinary course of Borrower's business; (h) no Receivable created by Borrower shall be subject to any deduction, offset, counterclaim, lien, security interest or other condition resulting from an action or omission on the part of Borrower or any of its Subsidiaries; (i) to Borrower's knowledge, all underlying insurance will comply with, and will be solicited, produced and issued in compliance with, all applicable insurance, consumer and other laws, rules and regulations; (j) all Premium Finance Agreements will comply with, and will be solicited and entered into in compliance with, all applicable insurance, consumer and other laws, rules and regulations: (k) no policy of underlying insurance shall be the subject of more than one Premium Finance Agreement; (1) Borrower shall deliver to Bank the original of each Premium Finance Agreement promptly following 'he execution thereof; and (m) each Premium Finance Agreement shall be completely and correctly completed and shall be duly and validly signed by all required parties in accordance with all applicable statutory and regulatory requirements and the internal standards and policies of Borrower.

         3.4 COLLATERAL COLLECTIONS. Except as otherwise agreed by Bank from time to time, Borrower will deliver to Bank, not later than the first Business Day following the day on which the same are received by Borrower, all cash, checks, drafts, money orders and other items of payment constituting Collateral, or collections or other proceeds of Collateral, with such indorsements and/or assignments as Bank may from time to time request in good faith, together with a Certified activity report in form and content satisfactory to Bank. Bank may at any time or from time to time, in its discretion: (a) notify, and/or require Borrower to notify, any or all account debtors and other obligors of Borrower in connection with any or all accounts, promissory notes or other instruments, guaranties, chattel paper, security agreements, contract rights, tax refunds or general intangibles of Borrower, or in connection with any or all other debts, liabilities or obligations payable to Borrower, to make payments thereon directly to Bank or in care of a post office lock box which shall be maintained by Bank subject to Bank's customary arrangements and charges to borrowers therefor as established by Bank from time to time and which shall be under the exclusive control of Bank; (b) establish and maintain at Bank, subject to Bank's customary arrangements and charges to borrowers therefor as established by Bank from time to time, a repayment account (the 'Repayment Account"), which shall be under the exclusive control of and subject to the sole order of Bank, and require Borrower to deposit in the Repayment Account, not later than the first Business Day following the day on which the same are received by Borrower, as a tender of payment of the Obligations or as security for any contingent or future Obligations, all cash, checks, drafts, money orders and other items of payment constituting Collateral, or collections or other proceeds of Collateral; and/or
(c) demand, compromise, collect, sue for and receive any money or property at any time due, payable or receivable on account of any or all accounts, promissory notes or other instruments, guaranties, chattel paper, security agreements, contract rights, tax refunds or general intangibles of Borrower, or on account of any or all other debts, liabilities or obligations payable to Borrower. Except as may be otherwise specifically provided in this Agreement, all Collateral and proceeds of Collateral delivered to Bank or coming into Bank's possession or control from time to time, as well as all funds from time to time credited to the Repayment Account, may be applied by Bank from time to time to any of the Obligations or held by Bank as security for any contingent or future Obligations. In the case of any check, draft, money order or other item of payment constituting Collateral, or collections or other proceeds of Collateral, deposited in the Repayment Account or otherwise delivered to Bank or coming into Bank's possession or control pursuant to this Agreement, Borrower shall not and properties, prior to the date on which penalties attach thereto, unless the same are being diligently contested by Borrower or a Subsidiary, as the case may be, in good faith by appropriate proceedings, provided that Borrower or such Subsidiary gives Bank prior written notice of intention to contest and establishes appropriate reserves therefor in accordance with GAAP, and provided that no notice of lien with respect thereto is filed in any recording office;
(b) maintain Borrower's corporate, partnership or limited liability company existence, as the case may be, in good standing, and cause each Subsidiary to maintain its corporate existence in good standing, and maintain, and cause each Subsidiary to maintain, in good standing its qualification to do business in each jurisdiction in which such qualification is required by law; (c) continue, and cause each Subsidiary which is an Other Obligor to continue, its business operations; (d) comply with, and cause each Subsidiary to comply with, all federal, State, local and foreign laws, rules, regulations and orders, including, without limitation, ERISA, Environmental Laws and all laws, rules, regulations and orders relating to the collection, payment and deposit of employees' income, unemployment or social security taxes or of sales, use or excise taxes, or relating to occupational safety and health, or relating to public health; (e) keep and maintain, and cause each Subsidiary to keep and maintain, proper and current books and records (reflecting such specific information as may from time to time be requested by Bank in good faith) in accordance with GAAP consistently applied, and at all reasonable times permit access by Bank to, reproduction by Bank of, copying by Bank from, and verification (by such means, including audits, as Bank may determine) by Bank of any information contained in, such books and records; (f) at all reasonable times, permit Bank, and its agents and designees, to enter upon and inspect all business premises owned, leased, subleased, occupied, operated or used by Borrower or any Subsidiary and to conduct thereon, at Borrower's expense, such audit tests and examinations, including subsurface exploration and testing, as Bank may deem necessary to determine whether Borrower's or such Subsidiary's ownership, tenancy, occupation, operation and/or use of the premises, as the case may be, and the conduct of the activities engaged in thereon, are in compliance with Environmental Laws; (g) at all reasonable times, permit Bank, and its agents and designees, to inspect all assets of Borrower and Subsidiaries, and to discuss Borrower's or any Subsidiary's business, assets, operations, business prospects or financial condition with any directors, officers, employees or agents of Borrower or any Subsidiary, including accountants previously or hereafter engaged by Borrower or any Subsidiary; (h) maintain, and cause each Subsidiary to maintain, all of the Collateral, and all proper-ties and improvements necessary to the conduct of Borrower's or any Subsidiary's business, in good order and condition, ordinary wear and tear excepted, and use, operate and maintain, and cause to be used, operated and maintained, all of the Collateral and all such properties and improvements in compliance with all laws, regulations and ordinances and in compliance with all applicable insurance requirements and regulations, and cause replacements and repairs to be made when necessary for the proper conduct of its or any Subsidiary's business; (i) maintain, and cause all operators, tenants, subtenants, licensees and occupants of all property owned, leased, subleased, occupied, used or operated by Borrower or any Subsidiary to maintain, all such property free of all Hazardous Substances, and prevent all such property from being used for the manufacture, generation, production, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Substances; (j) maintain an off-site electrcnic data storage and backup system with a third party selected from time to time by Borrower in the exercise of its reasonable business judgment providing for a, least weekly backups of all electronic customer, insurance carrier, billing and other data material to the conduct of the business operations of borrower; and (k) deliver to Bank copies of all reports prepared by any governmental authority, any environmental auditor or engineer, or any other person, relating to or in connection witn Borrower's, any Subsidiary's or any Other Obligor's compliance with any Environmental Laws, unless Borrower cannot obtain such reports or copies thereof.

         5.3 INSURANCE. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Bank may from time to time reasonably require with respect to Borrower's properties and operations, in form, amounts, coverages and with insurance companies acceptable to Bank. Borrower, upon request of Bank, will deliver to Bank from time to time the policies or certificates of insurance in form satisfactory to Bank, including stipulations that coverages will not be canceled or diminished without at least thirty (30) days prior written notice to Bank. Each insurance policy also shall include an endorsement providing that coverage in favor of Bank will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Bank holds or is offered a security interest for the Line of Credit, Borrower will provide Bank with such loss payable or other endorsements as Bank may require.

         5.4 NOTICES. Borrower covenants and agrees that Borrower will, except as otherwise agreed by Bank from time to time in writing; (a) if any financial statement, schedule, report, certificate or information previously or hereafter supplied to Bank by or on behalf of Borrower, any Subsidiary or any Other Obligor, including, without limitation, any of the same previously or hereafter supplied to Bank pursuant to or in connection with this Agreement or any of the Other Agreements or any transaction involving or affecting Borrower, any Subsidiary or any Other Obligor, shall, to Borrower's knowledge or belief, subsequently become inaccurate or misleading in any material respect, promptly notify Bank thereof in writing; (b) promptly after learning thereof, notify Bank in writing of (i) any claim, action, suit or proceeding, at law or in equity, commenced or threatened against Borrower, any Subsidiary or any Other Obligor, or any property of Borrower, any Subsidiary or any Other Obligor, (ii) the occurrence of any material adverse change in Borrower's, any Subsidiary's or any Other Obligor's business, assets, operations, business prospects or financial condition, (iii) any extraordinary loss suffered by Borrower, any Subsidiary or any Other Obligor, whether or not insured, or any extraordinary depreciation of the value of Borrower's, any Subsidiary's or any Other Obligor's assets, (iv) any destruction of, or substantial damage to, any books or records of Borrower, any Subsidiary or any Other Obligor, (v) any representation or warranty contained in Subsection 3.3 hereof being or becoming untrue in any material respect, and (vi) any fact, including, without limitation, any reportable event under Section 4043(b) of ERISA, arising in connection with any plan of Borrower, any Subsidiary or any Other Obligor subject to ERISA which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation (or any successor thereto); (c) promptly after learning thereof, notify Bank in writing of (i) any notice that Borrower, any Subsidiary or any Other Obligor is not in compliance with any Environmental Laws or any permits, licenses or authorizations which are required under any Environmental Laws, and (ii) any civil, criminal or administrative action, or notice thereof, or any suit, hearing, claim or demand, or notice thereof, or any violation, investigation or proceeding, or notice thereof, pending or threatened against Borrower, any Subsidiary or any Other Obligor, relating in any way to any Environmental Laws; and (d) promptly after learning thereof, notify Bank in writing of the occurrence of any Event of Default or any event or circumstance which, with the giving of notice and/or the lapse of time, would constitute an Event of Default.

         5.5 FINANCIAL COVENANTS. Borrower covenants and agrees that Borrower will, except as otherwise agreed by Bank from time to time in writing:

                  (a) Not cause or permit the sum of the Obligations plus the Subordinated Indebtedness at any time to exceed total Eligible Receivables.

                  (b) Not cause or permit advances under the Line of at any time to exceed the Borrowing Base.

                  (c) Maintain at all times a Capitalization Ratio of not less than 5.0 to 1.0. For purposes of this Agreement, "Capitalization Ratio" shall mean the ratio of (a) total liabilities of Borrower minus Subordinated Indebtedness, to (b) the sum of (i) the tangible net worth of Borrower, (ii) Subordinated Indebtedness, and (iii) thirty percent (30%) of Borrower's current year-to-date net profit before income taxes.

                  (d) Maintain at all times stockholders' equity of not less than $250,000.00, and Subordinated Indebtedness of not less than $ N/A.

                  (e) Maintain at all times a Cash Flow Coverage Ratio of not less than 1. 15 to 1.0. For purposes of this Agreement, "Cash Flow Coverage Ratio" shall mean the ratio of (a) net profit after tax plus interest expense for the most recently completed four fiscal quarters of Borrower for which financial statements are available, to (b) interest expense for such four fiscal quarters.

                  (f) Limit the payment of dividends to 50% of net profit after tax for the most recently completed fiscal year, or will pay no dividends if operations for the most recently completed fiscal year resulted in a net loss on a pre-tax or after-tax basis.

         5.6 USE OF PROCEEDS. Borrower covenants and agrees that Borrower will use proceeds of the advances under the Line o edit solely to fund premium finance contract receivables.

         5.7 YEAR 2000. Borrower covenants and agrees that Borrower will take all action necessary to assure that Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Bank, Borrower shall provide to Bank assurance acceptable to Bank, to include if requested written plans, progress against plans, and/or test results, of Borrower's compliance with the provisions of this Section.

                    SECTION 6. ADDITIONAL NEGATIVE COVENANTS

         6.1 FUNDAMENTAL CHANGES, TRANSACTIONS. Borrower covenants and agrees that Borrower will not, directly or indirectly, witho, ank's prior written consent: (a) enter into or be a party to any merger, consolidation or share exchange, or suffer or permit to occur any merger, consolidation or share exchange to which any Subsidiary or any Other Obligor is a party, or suffer or permit any of Borrower's or any Subsidiary's business, assets, operations or books and records to be merged, consolidated or commingled with any business, assets, operations or books and records of any other person; (b) materially change, or suffer or permit to occur any material change in, the scope or nature of Borrower's, any Subsidiary's or any Other Obligor's business or business operations; (c) enter into, or suffer or permit any Subsidiary or any Other Obligor to enter into, any agreement which is inconsistent with Borrower's, any Subsidiary's or any Other Obligor's obligations under this Agreement or any of the Other Agreements; (d) enter into any transaction with any Affiliate except for transactions with Affiliates entered into in the ordinary course of Borrower's business on terms no less favorable to Borrower than would apply in a comparable arm's length transaction with a person that is not an Affiliate; (e) change Borrower's fiscal year; (f) form or acquire any Subsidiary; (g) change, or suffer or permit to be changed, the name of Borrower, any Subsidiary or any Other Obligor, or use any trade name other than Borrower's true corporate or partnership name as indicated in the first sentence of this Agreement and trade names, if any, listed after Borrower's name in the first sentence of this Agreement; (h) change, or suffer or permit to be changed, the location of the chief executive office of Borrower, any Subsidiary or any Other Obligor that is not an individual, or the location of the books and records of Borrower, any Subsidiary or any Other Obligor that is not an individual, or the location of any business or storage location of Borrower, any Subsidiary or any Other Obligor that is not an individual, or have or maintain, or suffer or permit any Subsidiary or any Other Obligor that is not an individual to have or maintain, any new business or storage location; (i) suffer or permit any Other Obligor that is an individual to change such Other Obligor's residence to any location outside the State where such Other Obligor's residence is presently located; (j) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, during any period that there is in effect with respect to Borrower an election pursuant to Section 1362 of the Internal Revenue Code of 1986, as amended, and any successor thereto, to be taxed as a Small Business Corporation, Borrower shall be permitted, without Bank's prior written consent, to make distributions to its stockholders in an aggregate amount equal to the amount, if any, by which the aggregate liability of its stockholders for federal and State income tax exceeds the aggregate liability for federal and State income tax which its stockholders would be incurred if such election were not in effect and Borrower had not declared a dividend; (k) make or permit to exist any loan to any person; (1) guaranty or otherwise in any way become or be responsible for obligations or indebtedness of any person; or (m) with respect to any plan of Borrower, any Subsidiary or any Other Obligor subject to ERISA (i) engage in, suffer or permit to be engaged in, knowingly permit any party in interest or any disqualified person to engage in, or suffer or permit any Subsidiary or any Other Obligor to permit knowingly any party in interest or any disqualified person to engage in, any prohibited transaction, (ii) knowingly incur, or suffer or permit any Subsidiary or any Other Obligor to incur knowingly, any accumulated funding deficiency, whether or not waived, (iii) terminate, or suffer or permit any Subsidiary or any Other Obligor to terminate, any such plan in a manner which could result in the imposition of a lien on any property of Borrower, any Subsidiary or any Other Obligor pursuant to Section 4068 of ERISA, (iv) incur withdrawal liability under any multiemployer plan, or (v) take, or suffer or permit any Subsidiary or any Other Obligor to take, any action which would adversely affect the qualification of any such plan.

         6.2 ASSETS. Borrower covenants and agrees that Borrower will not, directly or indirectly, without Bank's prior written consent; (a) sell, assign, transfer, convey or lease, or suffer or permit to occur any sale, assignment, transfer, conveyance or lease of, any assets of Borrower, any Subsidiary or any Other Obligor that is not an individual, or any interest therein, except for transactions in the ordinary course of business and except for dispositions of obsolete or worn-out equipment in exchange for, at least, the fair market value thereof; (b) mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets (excluding Permitted Liens); (c) except for leases in existence on the date hereof and previously disclosed to Bank in writing, and renewals or extensions thereof, become or be, or suffer or permit any Subsidiary or any Other Obligor to become or be, liable as lessee with respect to any lease of any property (real, personal or mixed) which has been or is to be sold or transferred by Borrower, such Subsidiary or such Other Obligor to any person in connection with such lease or which Borrower, such Subsidiary or such Other Obligor intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Borrower, such Subsidiary or such Other Obligor to any person in connection with such lease;
(d) purchase or otherwise acquire, or suffer or permit to occur the purchase or other acquisition by any Subsidiary or any Other Obligor of, all or substantially all of the assets of any other person, or any assets of any other person in a transaction which is subject to the Bulk Transfers Title of the Uniform Commercial Code of any jurisdiction; (e) purchase, redeem or otherwise acquire or retire for value, any shares of Borrower's capital stock or any partnership or member interest in Borrower (as applicable) or any other equity interest in Borrower, or suffer or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any shares of such Subsidiary's capital stock or any other equity interest in such Subsidiary.

         6.3 INDEBTEDNESS. Borrower covenants and agrees that Borrower will not, directly or indirectly, without Bank's prior written consent, create, incur, assume or permit to exist indebtedness for borrowed money, including capital leases, except for the Obligations and trade debt incurred in the normal course of business.

         6.4 PREMIUM FINANCE AGREEMENTS; OPERATIONS. Borrower covenants and agrees that Borrower will not, directly or indirectly, without Bank's prior written consent: (a) use any form of Premium Finance Agreement other than one containing all of the material provisions set forth in the general form approved by Bank as of the date hereof, or change, alter or modify the terms or substance of the Premium Finance Agreements approved by Bank as of the date hereof unless required to do so by statute or regulation and concerning which prior written notice has been provided to Bank, or (b) modify in any material respect any underwriting criteria with respect to persons to become obligated under Premium Finance Agreements and/or any operating procedures of Borrower which could reasonably be expected to adversely effect collection levels or default rates under Premium Finance Agreements, the collectibility thereof, or in any other manner adversely affect the Collateral.

                               SECTION 7. DEFAULT

         7.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an Event of Default: (a) failure of Borrower to pay any of the Obligations when and as the same shall become due, whether at the due date thereof, by demand, by acceleration or otherwise; (b) any representation or information previously or hereafter made or supplied to Bank by or on behalf of Borrower, any Subsidiary or any Other Obligor, including, without limitation, any representation or information previously or hereafter made or supplied to Bank pursuant to or in connection with this Agreement or any of the Other Agreements or any transaction involving or affecting Borrower, any Subsidiary or any Other Obligor, shall prove to have been, when made or supplied, false or misleading in any respect deemed material by Bank in good faith; (c) failure of Borrower, any Subsidiary or any Other Obligor to observe, comply with or perform any warranty, covenant, condition or agreement to be observed, complied with or performed by Borrower, such Subsidiary or such Other Obligor under this Agreement or any of the Other Agreements; (d) occurrence of a default or event of default by Borrower, any Subsidiary or any Other Obligor with respect to, or acceleration or demand for payment prior to maturity of, any indebtedness, liability or obligation of Borrower, any Subsidiary or any Other Obligor to any person which is deemed material by Bank in good faith, or with respect to any security interest or lien securing any indebtedness, liability or obligation of Borrower, any Subsidiary or any Other Obligor to any person which is deemed material by Bank in good faith; (e) Borrower, any Subsidiary or any Other Obligor shall become a debtor in any case under any chapter of the United States Bankruptcy Code; (f) Borrower, any Subsidiary or any Other Obligor shall
(i) admit in writing its insolvency or its inability to pay its debts generally as they mature, (ii) make a general assignment for the benefit of creditors, whether conditional or unconditional and whether or not such assignment is filed in any court and whether or not any court assumes jurisdiction thereof, or (iii) become the subject, or permit any of its property to become the subject, of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding; (g) dissolution or liquidation of, or the entry of any unstayed judgment, order, award or decree for the dissolution or liquidation of, Borrower, any Subsidiary or any Other Obligor; (h) existence of any unstayed judgment, order, award or decree against Borrower, any Subsidiary or any Other Obligor which is uninsured to an extent deemed material by Bank in good faith, or which Bank determines in good faith, when aggregated with all other such judgments, orders, awards and decrees outstanding against Borrower, Subsidiaries and Other Obligors, could have a material adverse effect on the business, assets, operations, business prospects or financial condition of Borrower, any Subsidiary or any Other Obligor, or on any rights of Bank with respect to any of the Collateral or any of the Obligations, or on the prospect for payment in full of the Obligations:
(i) injunction or restraint of Borrower, any Subsidiary or any Other Obligor in any manner from conducting its business in whole or in part deemed material by Bank in good faith; (j) any assets of Borrower, any Subsidiary or any Other Obligor shall be attached, levied upon, seized or repossessed; (k) Borrower, any Subsidiary or any Other Obligor shall be insolvent (as defined in Section 101 of the United States Bankruptcy Code, or any successor legislation) or unable to pay its debts as they mature; (1) death of any Other Obligor that is an individual; (m) an adverse change deemed material by Bank in good faith shall occur with respect to the business, assets, operations, business prospects or financial condition of Borrower, any Subsidiary or any Other Obligor, or otherwise with respect to the risks to Bank attending the Collateral, any commitments of Bank which could give rise to any Obligations or the prospect for payment in full of the Obligations, whether or not such adverse change otherwise constitutes an Event of Default; (n) termination of any contract, franchise, license, permit, authorization, certificate or right of Borrower, any Subsidiary or any Other Obligor which Bank in good faith deems material to its business, assets, operations, business prospects or financial condition; (o) suspension or revocation of any license, permit, certification, approval or the like required to be held by Borrower, any Subsidiary or any Other Obligor that is not an individual by federal, State, local or foreign laws; (p) occurrence of any change in Borrower's management personnel which Bank determines in good faith could materially adversely affect the business, assets, operations, business prospects or financial condition of Borrower; (q) occurrence of any default or event of default under or as defined in any of the Other Agreements; (r) Borrower, any Other Obligor or any other person shall revoke or terminate, or attempt to revoke or terminate, or notify Bank of revocation or termination of, any continuing obligations or agreements of Borrower, such Other Obligor or such other person relating in any way to any of the Obligations, including, without limitation, any continuing obligations or agreements of Borrower, such Other Obligor or such other person under any guaranty or subordination AGREEMENT; (s) Borrower or any Other Obligor shall be convicted of an offense punishable under any domestic or foreign criminal statute or law, or Borrower or any Other Obligor shall be subjected to charges under any domestic or foreign law for which forfeiture of property is a potential penalty; (t) the aggregate amount of advances, including Compliance Advances, made and outstanding under the Line of Credit shall exceed the Maximum Loan Amount; (u) any change shall occur in the ownership of twenty-five percent (25%) or more of the common stock of Borrower, measured against the ownership as of the date hereof; or (v) Borrower shall fail to perform or observe any of its obligations under any Premium Finance Agreement or fail to pay when due all of its liabilities with respect to premiums relating to any underlying insurance.

         7.2 REMEDIES. Upon the occurrence of an Event of Default described in Subsections 7.1 (e), 7.1 (f) or 7.1(g) of this Agreement, all of the
Obligations shall automatically and immediately be due and payable. Upon and at any time after the occurrence of any Event of Default, Bank may, without notice or demand, exercise in any jurisdiction in which enforcement hereof is sought, the following rights and remedies, in addition to the rights and remedies available to Bank under the Other Agreements, the rights and remedies of a secured party under the Uniform Commercial Code and all other rights and remedies available to Bank under law, all such rights and remedies being cumulative and enforceable alternatively, successively or concurrently:
(a) declare any or all of the Obligations not already due to be immediately due and payable; (b) take exclusive possession of any or all of the Collateral from time to time and/or place a custodian in exclusive possession of any or all of the Collateral from time to time and, so far as Borrower may give authority therefor, enter upon any premises on which any of the Collateral may be situated and remove the same therefrom, Borrower hereby waiving any and all rights to prior notice and to judicial hearing with respect to repossession of Collateral, and/or require Borrower, at Borrower's expense, to assemble and deliver any or all of the Collateral to such place or places as Bank may reasonably request;
(c) enforce the liens and security interests granted to Bank hereunder and under the Other Agreements by collecting or liquidating all or any part of the Collateral or selling, assigning, leasing, renting, licensing or otherwise disposing of all or any part of the Collateral or any interest therein, in one or more parcels, at the same or different times, at public or private sale or disposition, or otherwise; (d) institute any proceeding or proceedings to enforce any of the Obligations and any security interests, liens or other rights or interests of Bank; (e) notify postal authorities to change the address for delivery of mail addressed to Borrower to such address as Bank may designate;
(f) receive, open and dispose of all mail addressed to Borrower; (g) inclorse Borrower's name on any promissory notes or other instruments, acceptances, checks, drafts, money orders or other items of payment constituting Collateral, or collections or other proceeds of Collateral, that may come into Bank's possession or control from time to time; (h) sign Borrower's name on any invoices to, drafts against and other notices and documents to account debtors or other obligors of Borrower and requests for verification of accounts and other amounts which may be due to Borrower; (i) execute proofs of claim and loss on behalf of Borrower; (j) apply all Collateral and proceeds of Collateral delivered to Bank or coming into Bank's possession or control from time to time, as well as all funds from time to time credited to any Repayment Account, to any of the Obligations, or hold the same as security for any contingent or future Obligations; (k) at Borrower's expense, continue or complete, or cause to be continued or completed, performance of Borrower's obligations under any contracts of Borrower; (1) use, operate, manage, control and exercise all rights of Borrower relating to, the Collateral and any other assets of Borrower, and collect all income and revenues therefrom; (m) make one or more advances from time to time under the Line of Credit, and regardless of the Maximum Loan Amount, and apply the proceeds thereof, in order to pay any or all of the Obligations as Bank may determine in its discretion;(n) terminate, or cease extending credit under, any or all outstanding commitments or credit accommodations of Bank to Borrower, any Subsidiary or any Other Obligor; and/or
(o) reduce the Maximum Loan Amount.

         7.3 COLLATERAL DISPOSITIONS. Borrower agrees that commercial reasonableness and good faith require Bank to give Borrower no more than ten days prior written notice of the time and place of any public disposition of Collateral or of the time after which any private disposition or any other intended disposition is to be made. All sales or other dispositions of Collateral may be made for cash, upon credit or for future delivery. In no event shall Borrower be credited with any part of the proceeds of liquidation, sale or other disposition of any Collateral until final payment thereon has been received by Bank in immediately available funds, and Bank shall have no obligation to delay any liquidation, sale or other disposition because the same may result in the imposition of any forfeiture, premium or penalty.

         7.4 EXPENSES. Borrower agrees to pay to Bank, upon written demand by Bank from time to time, the amount of all expenses, including attorneys'fees and expenses, paid or incurred by Bank (a) in exercising or enforcing or consulting with counsel conceming any of its rights hereunder, under the Other Agreements or under law, or (b) in defending any and all non-meritorious or previously waived demands, claims, counterclaims, cross-claims, causes of action, litigation and proceedings of every kind and nature asserted, commenced or instituted against Bank, or any of Bank's officers, directors or employees, by Borrower, any Subsidiary or any Other Obligor on account of, as a result of or relating to, any action taken or not taken by Bank in connection with the Line of Credit, any other of the Obligations, the Collateral or enforcement or exercise by Bank of any rights or remedies of Bank under this Agreement, under any of the Other Agreements or under law. Borrower also agrees to pay to Bank, upon written demand by Bank from time to time, interest on the outstanding amount of such expenses paid by Bank, from the date of Bank's demand for payment of such expenses until the same are paid in full, at the highest rate provided in the Note and calculated in the manner provided therein.

                        SECTION 8. ADDITIONAL PROVISIONS

         8.1 Expenses, Indemnifications. Borrower agrees tc pay to Bank, upon written demand by Bank from time to time, the amount of all expenses, including attorneys' fees and expenses, paid or incurred by Bank in connection with the preparation, or the amendment, modification, extension, renewal, refinancing, supplementation, replacement, waiver, release or termination, of this Agreement or any of the Other Agreements or any terms or conditions hereof or thereof or any rights or interests of Bank, Borrower or any other person relating to any of the foregoing, or otherwise in connection with the extension of credit hereunder and preparing for the extension of credit hereunder. Borrower agrees to pay all expenses in connection with the filing or recordation of all financing statements and other documents as may be required by Bank at the time of, or subsequent to, the execution of this Agreement, including, without limitation, all documentary stamps, recordation and transfer taxes, filing fees and other costs and taxes incident to recordation of any document in connection herewith, and, if any such expenses shall be paid or incurred by Bank, to pay to Bank upon written demand the amount of such expenses. Borrower also agrees to pay to Bank, upon written demand by

Bank from time to time, interest on the outstanding amount of all expenses paid by Bank referred to in this Subsection, from the date of Bank's demand for payment of such expenses until the same are paid in full, at the highest rate provided in the Note and calculated in the manner provided therein. Borrower represents and warrants to Bank that no broker's or finder's fee or commission which Bank did not directly contract to pay is or will be payable by Bank in connection with this Agreement or the transactions contemplated hereby, and Borrower agrees to indemnify, protect and defend Bank, and save Bank harmless, from and against any and all claims, demands, damages, losses, liabilities, obligations, penalties, litigation, defenses, judgments, suits, actions, proceedings, costs and expenses (including, without limitation, attorneys' fees and expenses) of any kind or nature whatsoever which may at any time be imposed upon, paid or incurred by or asserted or awarded against Bank relating to, resulting from or arising out of any such fee or commission. Borrower also agrees to indemnify, protect and defend Bank, and save Bank harmless, from and against any and all claims, demands, damages, losses, liabilities, obligations, penalties, litigation, defenses, judgments, suits, actions, proceedings, costs and expenses (including, without limitation, attorneys' fees and expenses and experts' fees and expenses) of any kind or nature whatsoever which may at any time be imposed upon, paid or incurred by or asserted or awarded against Bank relating to, resulting from or arising out of (a) the use of any property owned, leased, subleased, occupied, used or operated by Borrower or any Subsidiary for the manufacture, generation, production, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Substances,
(b) the presence of any Hazardous Substances in or upon any such property, or
(c) any violation of any Environmental Law.

         8.2 FURTHER ASSURANCES, POWER OF AFTORNEY. Borrower agrees promptly to do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and documents as Bank may request in good faith to vest in and assure to Bank its rights hereunder or under any of the Other Agreements or in any of the Collateral. Borrower hereby appoints Bank and its designees as attorney-in-fact of Borrower, irrevocably and with power of substitution, with authority to execute and deliver from time to time, in the name and stead of Borrower, all documents which Borrower is required to, but has failed or refused to, execute and deliver to Bank pursuant to this Agreement or any of the Other Agreements, and with authority to take all of the actions from time to time on behalf of Borrower, and in the name and stead of Borrower, which Bank is authorized to take under this Agreement and the Other Agreements or which Bank in its good faith discretion deems necessary or advisable in order to cause Borrower to be in compliance with any of the terms of this Agreement or any of the Other Agreements or in order to carry out and enforce this Agreements and the Other Agreements. Said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law which does not arise from its gross negligence or willful misconduct. This power of attorney is coupled with an interest and is irrevocable so long as any of the Obligations remain unpaid or unperformed or there exists any commitment by Bank which could give rise to any Obligations.

         8.3 WAIVER OF TRIAL BY JURY. Borrower and Bank each agrees that any action, suit or proceeding involving any claim, counterclaim or cross-claim arising out of or in any way relating, directly or indirectly, to this Agreement or the Other Agreements, or any liabilities, rights or interests of Borrower, Bank or any other person arising out of or in any way relating, directly or indirectly, to any of the foregoing, shall be tried by a court and not by a jury. Borrower and Bank each hereby waives any right to trial by jury in any such action, suit or proceeding, with the understanding and agreement that this waiver constitutes a waiver of trial by jury of all claims, counterclaims and cross-claims against all parties to such actions, suits or proceedings, including claims, counterclaims and cross-claims against parties who are not parties to this Agreement or the Other Agreements. This waiver is knowingly, willingly and voluntarily made by Borrower and Bank, and Borrower and Bank each acknowledges and agrees that this waiver of trial by jury is a material aspect of the agreements between Borrower and Bank and that no representations of fact or opinion have been made by any person to induce this waiver of trial by jury or to modify, limit or nullify its effect.


         8.4 ADDITIONAL WAIVERS. Borrower hereby waives, to the extent the same may be waived under applicable law; (a) notice ceptance by Bank of this Agreement and the Other Agreements;(b) all claims, causes of action and rights of Borrower against Bank on account of actions taken or not taken by Bank in the exercise of Bank's rights or remedies hereunder or under any of the Other Agreements, or under law, provided that the same did not arise from Bank's gross negligence or willful misconduct; (c) all claims and causes of action of Borrower against Bank for punitive, exemplary or other non-compensatory damages;
(d) all rights of redemption of Borrower with respect to any of the Collateral;
(e) in the event Bank seeks to repossess any or ali of the Collateral by judicial proceedings, any bonds or demands for possession which otherwise may be required; (f) all rights of Borrower to have marshalled the Collateral or any other security for any of the Obligations; (g) presentment, protest, notice of protest and notice of non-payment with respect to all of the Obligations; (h) settlement, compromise or release of the obligations of any Other Obligor or any other person primarily or secondarily liable upon or obligated with respect to any of the Obligations; (i) substitution, impairment, exchange or release of any direct or indirect security for any of the Obligations; and (j) any duty or obligation of Bank to disclose to Borrower any information concerning any other customer or client, or prospective customer or client, of Bank Borrower agrees that Bank may exercise any or all of its rights and/or remedies hereunder, under the Other Agreements and under law without resorting to, without regard to, and regardless of the adequacy of, any security or other sources of liability with respect to any of the Obligations. Neither any failure nor any delay on the par! of Bank in exercising any right, power or remedy hereunder, under any of the Other Agreements or under law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         8.5 EXTENSION OF PAYMENTS, SETOFF. All payments required to be made by Borrower hereunder or under any of the Other Agreements shall be made by Borrower without setoff, counterclaim or deduction and shall be made to Bank in lawful money of the United States of America at Bank's principal office (or at such other address as Bank may specify to Borrower in writing from time to time). If any payment required to be made by Borrower hereunder or under any of the Other Agreements shall be due on any day that is not a Business Day, such payment may be made by Borrower without default on the next succeeding Business Day but any interest-bearing portions of such payment shall continue to accrue interest during such extension of time. Bank shall have the right from time to time to charge and deduct from any deposit accounts of Borrower at Bank any amounts credited to such accounts and apply the same in order to pay principal amounts, interest charges, service charges, fees, expenses or any other sums or charges due and unpaid under this Agreement, or any of the Other Agreements. Bank shall have the right, in addition to all other rights and remedies available to it, to set off against any Obligations due and unpaid any sums or property owing to Borrower by Bank or held or controlled by Bank for Borrower. Borrower hereby confirms Bank's right to banker's lien and setoff, and nothing in this Agreement or any of the Other Agreements shall be deemed to replace, supersede, limit, waive or prohibit Bank's right of banker's lien and setoff.

         8.6 CONFESSION OF JUDGMENT. Borrower hereby authorizes any clerk of court or any attomey-at-law to appear for Borrower be any court, having jurisdiction, within the United States or elsewhere, and, after one or more complaints filed, confess judgment against Borrower as of any time after any of the Obligations are due (whether by demand, stated maturity, acceleration or otherwise) for the unpaid balance of the Obligations, including principal, interest, fees, court costs, late charges and expenses, together with attorneys' fees equal to fifteen percent (15%) of the amount of such Obligations, for collection and release of all errors, and without stay of execution, and inquisition and extension upon any levy on real estate is hereby waived and condemnation agreed to, and the exemption of personal property from levy and sale is also hereby expressly waived, and no benefit of exemption shall be claimed under any exemption law now in force or which may be hereafter adopted. The foregoing authorities and powers to confess judgment shall not be exhausted by one or more exercises of any of them or by any imperfect exercise of any of them, shall not be extinguished by any judgment entered because of any of them and may be exercised before, during or after sale, liquidation or other disposition by Bank of any property directly or indirectly securing any of the Obligations or exercise or enforcement by Bank of any other right or remedy of Bank with respect to the Obligations. Borrower agrees that any agreements of Borrower contained in this Agreement or any of the Other Agreements to pay any costs or expenses, including attorneys' fees and expenses, paid or incur-red by Bank shall not be merged into, or otherwise impaired by, any such judgment by confession, but Bank shall not be entitled to recover on account of such costs or expenses any amount in excess of the greater of (a) such costs or expenses included in any judgments by confession (without duplication), or (b) such costs or expenses actually paid or incurred by Bank.

         8.7 MODIFICATIONS, NOTICES. No modification or waiver of any provision of this Agreement or any of the Other Agreements, an consent by Bank to any failure of Borrower or any other person to comply with any provision of this Agreement or any of the Other Agreements, shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Borrower in any circumstance shall entitle Borrower to any other or further notice or demand in the same, similar or other circumstances. All written communications in connection with this Agreement and the Other Agreements, including demands for payment by Bank, shall be deemed to have been given when hand-delivered to the party to whom directed, or, if transmitted by telex, by facsimile transmission or by mail (whether or not registered or certified), when telexed or transmitted by facsimile transmission or deposited in the mail postage prepaid, respectively, provided that any such notice or communication to Borrower shall be hand-delivered or transmitted to Borrower at the address specified in the first sentence of this Agreement (or at such other address as Borrower may specify to Bank in writing from time to time), and any such notice or communication to Bank shall be hand-delivered or transmitted to Bank at 7 Saint Paul Street, 5th Floor, Baltimore, Maryland 21202 (or at such other address as Bank may specify to Borrower in writing from time to time).

         8.8 DISCLOSURE OF INFORMATION. Borrower consents and agrees that Bank may issue press releases concerning, and otherwise publicly announce or publicize, financings provided by Bank to Borrower or Subsidiaries. Borrower hereby authorizes Bank to disclose to any subsidiary or affiliate of Bank, to any fiduciary institution (as "fiduciary institution* is defined in Subtitle 3 of Title 1 of the Financial Institutions Article of the Annotated Code of Maryland, or any successor legislation) or to any banking institution, credit union or savings and loan association organized under the laws of any State, and hereby authorizes all subsidiaries and affiliates of Bank, all fiduciary institutions (as defined as above provided) and all banking institutions, credit unions and savings and loan associations organized under the laws of any

State to disclose to Bank, the financial record of Borrower (as "financial record' is defined in Subtitle 3 of Title 1 of the Financial Institutions Article of the Annotated Code of Maryland, or any successor legislation).

         8.9 SURVIVAL, MERGER AND COUNTERPARTS. All representations, warranties, covenants, conditions and agreements contained herein and in the Other Agreements shall survive the execution and delivery hereof and thereof. Borrower shall continue to observe, comply with and perform all warranties, covenants, conditions and agreements to be observed, complied with or performed by Borrower under this Agreement and the Other Agreements until all of the Obligations have been paid in full and there exists no commitment by Bank which could give rise to any Obligations. This Agreement and Other Agreements executed in connection with this Agreement contain the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby and thereby, and no agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein or therein, shall be valid or binding. This Agreement and Other Agreements executed in connection with this Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same agreement.

         8.10 LAW, JURISDICTION, TRANSFERS OF INTERESTS AND UNENFORCEABILITY. The performance and construction of this Agreement and the Other Agreements shall be governed by the internal laws of the State of Maryland (exclusive of principles of conflicts of laws). Borrower agrees that any suit, action or proceeding instituted by Bank with respect to any of the Obligations, the Collateral, this Agreement or any of the Other Agreements may be brought in any State or federal court located in the State of Maryland (in addition to such other courts in which jurisdiction and venue may be appropriate), and Borrower consents to the in personam jurisdiction of such courts. Borrower irrevocably waives any objection to, and any right of immunity from, the jurisdiction of such courts or the execution of judgments resulting therefrom, on the grounds of venue or the convenience of the forum. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and each reference in this Agreement to any of the parties hereto shall be deemed to include the successors and assigns of such party, including, in the case of Borrower, the debtor in possession or trustee in any case under any chapter of the United States Bankruptcy Code in which Borrower is debtor. Borrower may not assign this Agreement or any of its rights hereunder without Bank's prior written consent. Bank may at any time, in its discretion, assign, transfer or pledge to any person, or grant to any person a security interest in, this Agreement, any of the Other Agreements or any of its rights hereunder or thereunder. In addition, Bank may sell, in such amounts, upon such terms and to such persons as Bank may determine, participations in its interests under this Agreement and/or any of the Other Agreements. In the case of each such assignment, transfer, pledge, grant or sale, Bank may from time to time provide to the assignee, transferee, pledgee, secured party or participant, any information and documents (or copies thereol) relating to this Agreement and the Other Agreements and related transactions, and relating to the business, assets, operations, business prospects or financial condition of Borrower, Subsidiaries and Other Obligors. If any term, provision or condition, or any part thereof, of this Agreement or any of the Other Agreements shall for any reason be found or held invalid or unenforceable by any court or governmental agency, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition, nor any other term, provision or condition, and this Agreement and the Other Agreements shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained herein or therein; provided, however, that if any rate of interest provided under the Note does or shall exceed the maximum interest rate which Borrower is permitted by law to contract or agree to pay, then such rate of interest shall immediately be deemed to be reduced to such maximum rate and all previous payments of interest in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not of interest. All books and records of Bank and statements of account rendered by Bank to Borrower relating to the Obligations shall be presumed to be accurate, absent manifest error.

         IN WITNESS WHEREOF, Borrower and Bank have duly executed this Agreement under seal as of the day and year first written above.

ATTEST/WITNESS:                     FIRST UNION COMMERCIAL CORPORATION


/s/                                 By: /s/ David A. Bauereis             (SEAL)
---------------------------------      -----------------------------------
                                       Name: David A. Bauereis
                                       Title: Vice President


                                    /s/ Paul V.H. Halter, III
                                    --------------------------------------


/s/                                 By:                                   (SEAL)
---------------------------------      -----------------------------------
                                       Name: Paul V.H. Halter, III
                                            ------------------------------
                                       Title: President
                                             -----------------------------

                              LINE OF CREDIT NOTE

MAY 22nd, 1998

         FOR VALUE RECEIVED, COMMERCE CAPITAL, INC. ('Maker), promises to pay to the order of FIRST UNION COMMERCIAL CORPORATION ("Bank") the lesser of (i) the principal sum of $2,000,000.00, or (ii) the aggregate phncipal amount advanced and outstanding under the "Line of Credit" as defined in that certain Loan and Security Agreement of even date herewith between Maker and Bank (the "Agreement"), together with interest on the unpaid principal balance outstanding from time to time, all as hereinafter set forth. Capitalized terms used in this Note without definition which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

         Interest from the date hereof on the principal amount outstanding from time to time until the occurrence of an Event of Default shall be payable at a fluctuating rate of interest equal to the Prime Rate minus thirty-five one-hundredths percent (P - .35%) per annum. After the occurrence of an Event of Default until this Note is paid in full, interest on the principal amount outstanding from time to time shall be payable at a fluctuating rate of interest equal to the Prime Rate plus one and 65/100 percent (P + 1.65%) per annum. From the date hereof, interest accrued shall be paid by Maker to Bank on or before the first (1 st) day of each month, commencing July 1, 1998. As used herein, the term "Prime Rate" means the interest rate declared in internal publications by First Union National Bank from time to time as its prime rate, whether or not such rate is otherwise published or announced. The prime rate is not necessarily the lowest rate charged by Bank to borrowers. As the rate of interest hereunder is based upon the Prime Rate, the rate of interest shall increase or decrease automatically and contemporaneously with every increase or decrease in the Prime Rate. Interest shall be calculated on a year of 360 days based upon the actual number of days elapsed.

         Principal shall be repaid from time to time as may be necessary to bring the principal amount outstanding into conformity with Subsection 2.1 of the Agreement. The entire amount of the unpaid principal balance, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date. Bank may, in its sole discretion, agree, but only in writing, to extend the Maturity Date for such time and upon such conditions as Bank shall determine in its sole discretion.

         Payments of both principal and interest shall be paid in lawful money of the United States of America in immediately available funds at the principal office of Bank or at such other place as Bank may from time to time designate. If any payment of principal and/or interest due hereunder is not paid within 15 days after its due date, Maker shall pay to Bank on demand a late charge equal to 10% of the amount of such payment.

         This Note may be prepaid in whole at any time or in part from time to time without premium or penalty, provided, however, that each such prepayment shall be accompanied by payment of accrued and unpaid interest on the principal balance hereof to the date of prepayment.

         If any payment of principal or interest shall be due on a Saturday, Sunday or any other day on which banking institutions in the State of Maryland are required or permitted to be closed, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest hereunder. All payments hereunder may, in Bank's sole discretion, be applied first to the payment of outstanding late charges (if any), then to accrued and unpaid interest and the balance to the payment of principal.

         If any payment of principal and/or interest due hereunder is not paid on or before its due date then, and at any time thereafter, Bank may declare the entire unpaid principal balance hereof, together with all accrued and unpaid interest thereon, to be immediately due and payable. This Note is given pursuant to the Agreement, which contains, among others, provisions for securing this Note and for accelerating the maturity hereof upon the happening of certain specified events.

         Maker agrees to pay to Bank and reimburse Bank for any and all costs and expenses, including attorney's fees and court costs, if any, incurred by Bank in connection with the enforcement or collection hereof, both before and after the commencement of any action to enforce or collect this Note, but whether or not any such action is commenced by Bank. Maker waives presentment, protest and demand, notice of protest, notice of dishonor and nonpayment of this Note and expressly agrees that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Maker hereunder.

         Maker acknowledges and warrants that the debt evidenced hereby is a "commercial loan" within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland (1990 ed.). Maker warrants that all loan proceeds will be used solely to carry on a business or commercial enterprise.

         The rights and remedies of Bank hereunder and under the Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together at the sole discretion of Bank, and may be exercised as often as occasion therefor shall occur, and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same or any other right or remedy.

         Maker hereby authorizes any clerk of court or any afforney-at-law to appear for Maker before any court, having jurisdiction, within the United States or elsewhere, and, after one or more complaints filed, confess judgment against Maker as of any time after any sum is due hereunder (whether by demand, stated maturity, acceleration or otherwise) for the unpaid balance of this Note and all sums due in connection herewith, including principal, interest, fees, court costs, late charges and expenses, together with attorneys' fees equal to fifteen percent (15%) of the total amount then due, for collection and release of all errors, and without stay of execution, and inquisition and extension upon any levy on real estate is hereby waived and condemnation agreed to, and the exemption of personal property from levy and sale is also hereby expressly waived, and no benefit of exemption shall be claimed under any exemption law now in force or which may be hereafter adopted. The foregoing authorities and powers to confess judgment shall not be exhausted by one or more exercises of any of them or by any imperfect exercise of any of them, shall not be extinguished by any judgment entered because of any of them and may be exercised before, during or after sale, liquidation or other disposition by Bank of any property directly or indirectly securing this Note or exercise or enforcement by Bank of any other right or remedy of Bank with respect hereto. Maker agrees that any agreement of Maker contained in this Note to pay any costs or expenses, including afforneys'fees and expenses, paid or incurred by Bank shall not be merged into, or otherwise impaired by, any such judgment by confession, but Bank shall not be entitled to recover on account of such costs or expenses any amount in excess of the greater of (a) such costs or expenses included in any judgments by confession (without duplication), or (b) such costs or expenses actually paid or incurred by Bank.

         This Note, having been executed and delivered under seal in the State of Maryland, is to be governed by, construed under and enforced in all respects according to the internal laws of the State of Maryland.

ATTEST/WITNESS:                     COMMERCE CAPITAL, INC.


/s/                                 By: /s/ Paul V.H. Halter, III         (SEAL)
---------------------------------      -----------------------------------
                                       Name: Paul V.H. Halter, III
                                            ------------------------------
                                       Title: President
                                             -----------------------------

                                    GUARANTY
                                   [CORPORATE]

         THIS GUARANTY is made this 22nd day of May, 1998 by Commerce Casualty Group, Inc., a North Carolina corporation ("Guarantor"), in favor of FIRST UNION COMMERCIAL CORPORATION ("Bank") pursuant to, and in order to induce Bank to extend credit to Commerce Capital, Inc., a North Carolina corporation and wholly-owned subsidiary of Guarantor C'Borrower"), pursuant to, that certain Loan and Security Agreement between Bank and Borrower of even date herewith (as the same may be amended, modified, extended, renewed or replaced from time to time, the "Loan Agreement"), which shall be fair and sufficient consideration for the execution of this Guaranty.

         1. CONSTRUCTION AND DEFINITIONS. Unless the context otherwise requires, all of the terms used herein without definition w h are defined by the Maryland Uniform Commercial Code shall have the meanings assigned to them by the Maryland Uniform Commercial Code except to the extent varied by this Guaranty. Unless the context otherwise requires, all of the accounting terms used herein without definition shall have the meanings assigned to them as determined by GAAP except to the extent varied by this Agreement. The use of the singular herein shall also refer to the plural and vice versa, and the use of the neuter or any gender herein shall also refer to the other gender and to the neuter. In addition to terms defined elsewhere in this Guaranty, the following terms shall have the following meanings when used herein:

                  1.1 "Affiliate" shall mean: (a) any person in which Guarantor legally or beneficially owns or holds any capital stock, member interest or other equity interest; (b) any person that is a partner of Guarantor, a partnership in which Guarantor is a partner, a joint venture in which Guarantor is a joint venturer, or a joint venturer of Guarantor; (c) any person that is a director, officer, employee, stockholder (legally or beneficially) or other affiliate of any of the foregoing or of Guarantor; and (d) any person that directly or indirectly controls, is under the control of, or is under common control with, Guarantor, including, without limitation, any person that directly or indirectly has the right or power to direct the management or policies of Guarantor and any person whose management or policies Guarantor directly or indirectly has the right or power to direct.

                  1.2 "Bank Notice Address" shall mean 7 St. Paul Street, Baltimore, Maryland 21202.

                  1.3 "Certified" shall mean that the information, statement, schedule, report or other document required to be "Certified" contains a representation by Guarantor that, to Guarantor's knowledge and belief after diligent inquiry, such information, statement, schedule, report or other document is true and complete in all material respects.

                  1.4 "Environmental Laws" shall mean all federal, State, local and foreign laws, whether now or hereafter enacted, and as amended from time to time, relating to pollution or protection of the environment, including, without limitation, laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminates, chemicals or industrial, toxic or hazardous substances or wastes, into the environment (including, without limitation. ambient air, surface water, ground water or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminates, chemicals or industrial, toxic or hazardous substances or wastes, and any and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder.

                            1.5 "ERISA" shall mean the Employee Retirement
Income Security Act of 1974, as amended from time to time, and any successor legislation, and all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder.

                  1.6 "Fiscal Year End" shall mean, in the case of each fiscal year of Guarantor, December 31st of such year.

                  1.7 "GAAP" shall mean generally accepted accounting principles.

                  1.8 "good faith" shall mean, with respect to a determination to be made by Bank "in good faith," that Bank shall make such determination honestly and not maliciously.

                  1.9 "Guarantor Business Premises" shall mean 9140 ArrowPoint Blvd., Chariotte, NC 28273

                  1.10 "Investment" shall mean legal or beneficial ownership of any capital stock or security of' any class of, or any other equity interest of any class in, any Corporation, or legal or beneficial ownership of any partnership interest or joint venture interest in, security of any class of, or any other equity interest of any class in, any partnership or joint venture, or legal or beneficial ownership of any equity interest of any class in any other person.

                  1.11 "Loan Documents" shall mean, individually and collectively, the Loan Agreement, all promissory notes previously or hereafter issued or assumed by Borrower thereunder, and all other agreements, contracts, promissory notes and other instruments, and other documents previously or hereafter issued, executed or delivered evidencing or creating any obligations, indebtedness or liabilities of Borrower to Bank, as all of the same may be amended, extended, renewed or replaced from time to time.

                  1.12 "Obligations" shall mean all present and future obligations, indebtedness and liabilities of Borrower to Bank for the payment of money under the Loan Documents and otherwise (including, without limitation, all principal amounts, including present and future advances made under the Loan Agreement, interest charges, late charges, fees and all other charges and sums, as well as all costs and expenses, including attorney's fees and expenses, payable or reimbursable by Borrower under or pursuant to the Loan Documents and otherwise), whether direct or indirect, contingent or noncontingent, matured or unmatured, accrued or not accrued, liquidated or unliquidated, related or unrelated to the Loan Agreement, whether or not now contemplated, whether arising in contract, tort or otherwise, whether or not any instrument or agreement relating thereto specifically refers to this Guaranty, and whether or not of the same character or class as Borrower's obligations under the Loan Agreement, including, without limitation, overdrafts in any checking or other account of Borrower at Bank, and claims against Borrower acquired by assignment to Bank, as well as all modifications, renewals, extensions, refinancings, consolidations and replacements of any of the foregoing.

                  1.13 "person" shall mean any individual, corporation, limited liability company, partnership, joint venture, association, trust or entity of any kind.

                  1.14 "State" shall mean any State of the United States and the District of Columbia.

                  1.15 "Subsidiary" shall mean any person at least a majority of the outstanding Voting Stock of which is owned or controlled, directly or indirectly, now or in the future, by Guarantor.

                  1.16 "Voting Stock" shall mean (a) the shares of any class of capital stock of a corporation having ordinary voting power to elect the directors, officers or trustees thereof, including such shares that shall or might have voting power by reason of the occurrence of one or more conditions or contingencies, (b) any limited liability Company interests, membership interests or other equivalent interests or participations (however designated) of any limited liability company, and (c) any general or limited partnership interests or other interests or participations in any partnership, joint venture, trust or similar entity, in each Case whether or not evidenced by stock certificates or similar instruments.

         2. GUARANTY. Guarantor hereby unconditionally, directly and absolutely guarantees to Bank, its successors and assigns, payment by Borrower when due of all of the Obligations. This shall be a continuing guaranty and Guarantor hereby waives notice of acceptance of this Guaranty with regard to each of the Obligations that may now exist or may hereafter come into existence. If any of the Obligations are not paid when due or if a default or event of default under any of the Loan Documents shall occur, all of the Obligations shall at Bank's option be due and payable for the purposes of this Guaranty and the liability of Guarantor hereunder. Guarantor further agrees that any claim which Guarantor may now or hereafter have against Bank, Borrower or any other person for any reason whatsoever shall not affect Guarantor's obligations under this Guaranty and shall not be used or asserted against Bank as a defense to the performance of said obligations or as a setoff, counterclaim or deduction against any sums due hereunder. The liability of Guarantor shall not be conditioned upon or subject to a defense of reliance upon the guaranty of any other person. Notwithstanding any partial or entire payment of all or any of the Obligations, this Guaranty shall remain in effect or be reinstated, as the case may be, as though such payment had never been made, with respect to any such payment which is rescinded or recovered from or restored or returned by Bank under authority of any law, rule, regulation, order of court or governmental agency, whether arising out of any proceedings under the United States Bankruptcy Code or otherwise.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS. Guarantor represents, warrants and Covenants THAT, EXCEPT as heretofore closed by Guarantor to Bank in writing: (a) Guarantor is a corporation duly organized, legally existing and in good standing under the laws of the State of North Carolina, has the power to own its property and to conduct its business, and is duly qualified to do business, and is in good standing, in each jurisdiction in which such qualification is required by law; (b) Guarantor has full power and authority to enter into this Guaranty and to incur and perform the obligations provided for herein, all of which have been duly authorized by all necessary corporate and other action, and no consent or approval of any person, including, without limitation, its stockholders and any governmental authority, which has not been obtained, is required as a condition to the validity or enforceability hereof; (c) this Guaranty has been duly and properly executed by Guarantor and constitutes, and will continue to constitute, the valid and legally binding obligations of Guarantor, and is, and will continue to be, fully enforceable against Guarantor in accordance with its terms, subject to bankruptcy and other laws affecting the rights of creditors generally; (d) the execution, delivery and performance by Guarantor of this Guaranty will not violate (i) any provision of law or any order, rule or regulation of any court or governmental authority, (ii) the corporate charter or bylaws of Guarantor, or
(iii) any instrument, contract, agreement, indenture, mortgage, deed of trust or other document or obligation to which Guarantor is a party or by which Guarantor, or any of its property, is bound; (e) Guarantor is not in default under any instrument, contract, agreement, indenture, mortgage, deed of trust or other document or obligation to which Guarantor is a party or by which Guarantor, or any of its property, is bound; (f) there are no judgments, injunctions or similar orders or decrees outstanding against Guarantor and there are no claims, actions, suits or proceedings pending or threatened against Guarantor, or any of its property, at law or in equity, by or before any court or governmental authority; (g) Guarantor is not insolvent (as defined in Section 101 (32) of the United States Bankruptcy Code), unable to pay its debts generally as they mature or engaged in business for which its property is an unreasonably small capital; (h) Guarantor has filed all federal, State, local and foreign tax returns which are required to be filed by it, and Guarantor has paid all federal, State, local and foreign taxes shown to be due on such tax returns or which have been assessed against it; (i) Guarantor is not in violation of, or, to Guarantor's knowledge and belief after diligent inquiry, under investigation with respect to or threatened to be charged with or given notice of a violation of, any law, rule, regulation or order, including, without limitation, ERISA, any Environmental Laws or any law, rule, regulation or order relating to the collection, payment and deposit of employees' income, unemployment or social security taxes or of sales, use or excise taxes, or relating to occupational safety and health, or relating to public health; (j) there are no strikes, work stoppages, material grievance proceedings or other material controversies pending or, to Guarantor's knowledge and belief, threatened between Guarantor and any employees of Guarantor or between Guarantor and any union or other collective bargaining unit representing employees of Guarantor; (k) Guarantor is not, and has not been, the subject of any bankruptcy, reorganization, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation law, statute or proceeding; (1) all representations and information heretofore made or supplied to Bank by or on behalf of Guarantor or any Subsidiary were, at the time made or supplied to Bank, true and complete in all material respects, and all representations and information hereafter made or supplied to Bank by or on behalf of Guarantor or any Subsidiary will be, at the time made or supplied to Bank, true and complete in all material respects; (m) Guarantor has duly obtained and now holds all licenses, permits, cerlifications, approvals and the like which it is required to hold by FEDERAL, STATE, local and foreign laws, and each remains valid and in full force and effect; (n) Guarantor's chief executive office and only place of business is located at the Guarantor Business Premises, and Guarantor's books and records are located at the Guarantor Business Premises; and (o) there is no existing indebtedness of Guarantor to officers of Guarantor, except for accrued salaries, benefits and the like.

         4. ADDITIONAL AFFIRMATIVE COVENANTS. Guarantor covenants and agrees that Guarantor will, except as otherwise agree Bank from time to time in writing, (a) deliver to Bank in writing, as soon as available but not later than 45 days after the end of each quarterly accounting period of Guarantor, a Certified consolidating statement of income and retained earnings of Guarantor and Subsidiaries for such accounting period, and a Certified consolidating statement of cash flows of Guarantor and Subsidiaries for such accounting period, and a Certified consolidating balance sheet of Guarantor and Subsidiaries as at the end of such accounting period, all prepared in accordance with GAAP consistently applied; (b) deliver to Bank in writing, as soon as available but not later than 120 days after the end of each fiscal year of Guarantor, a consolidating statement of income and retained earnings of Guarantor and Subsidiaries for such fiscal year, and a consolidating statement of cash flows of Guarantor and Subsidiaries for such fiscal year, and a consolidating balance sheet of Guarantor and Subsidiaries as at the end of such fiscal year, all prepared in accordance with GAAP consistently applied and examined and audited by independent certified public accountants satisfactory to Bank, accompanied by a report of such independent certified public accountants with respect to such financial statements which is satisfactory to Bank; (c) in addition to information required to be delivered to Bank pursuant to other provisions of this Guaranty, deliver to Bank in writing from time to time, promptly after request by Bank and periodically if Bank shall so REQUEST, such written statements, schedules or reports (which shall be Certified if requested by Bank) in such form, containing such information and accompanied by such documents as Bank may reasonably request from time to time concerning any assets of Guarantor or any assets of any Subsidiary, the financial condition, business, operations or business prospects of Guarantor or any Subsidiary, or any other matter or matters, including, without limitation, copies of FEDERAL, STATE, local and foreign tax returns of Guarantor and Subsidiaries; (d) if any financial statement, schedule, report, certificate or information previously or hereafter supplied to Bank by or on behalf of Guarantor or any Subsidiary, including, without limitation, any of the same previously or hereafter supplied to Bank pursuant to or in connection with this Guaranty, shall, to Guarantor's knowledge or belief, subsequently become inaccurate or misleading in any material respect, promptly notify Bank thereof in writing; (e) deliver to Bank from time to time, promptly after request by Bank, copies of any agreements, contracts or instruments to which Guarantor or any Subsidiary is a party or by which Guarantor or any Subsidiary, or any of their property, is bound; (f) file, and cause each Subsidiary to file, all federal, State, local and foreign tax returns which are required to be filed by Guarantor and each Subsidiary, and pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and governmental charges upon Guarantor and each Subsidiary, its income and properties, prior to the date on which penalties attach thereto, unless the same are being diligently contested by Guarantor or a Subsidiary, as the case may be, in good faith by appropriate proceedings, provided that Guarantor or such Subsidiary establishes appropriate reserves therefor in accordance with GAAP, and provided that no notice of lien with respect thereto is filed in any recording office; (g) maintain Guarantor's corporate existence in good standing, and cause each Subsidiary to maintain its corporate existence in good standing, and maintain, and cause each Subsidiary to maintain, in good standing its qualification to do business in each jurisdiction in which such qualification is required by law; (h) continue its business operations; (i) comply with, and cause each Subsidiary to comply with, all federal, State, local and foreign laws, rules, regulations and orders, including, without limitation, ERISA, Environmental Laws and all laws, rules, regulations and orders relating to the collection, payment and deposit of employees' income, unemployment or social security taxes or of sales, use or excise taxes, or relating to occupational safety and health, or relating to public health; (j) keep and maintain, and cause each Subsidiary to keep and maintain, proper and current books and records (reflecting such specific information as may from time to time be reasonably requested by Bank) in accordance with GAAP consistently applied, and at all reasonable times permit access by Bank to, reproduction by Bank of, copying by Bank from, and verification (by such means, including audits, as Bank may determine) by Bank of any information contained in, such books and records;
(k) at all reasonable times, permit Bank, and its agents and designees, to enter upon and inspect all business premises of Guarantor and Subsidiaries and all assets of Guarantor and Subsidiaries, and to discuss Guarantor's or any Subsidiary's business, assets, operations, business prospects or financial condition with any directors, officers, employees or agents of Guarantor or any Subsidiary, including accountants previously or hereafter engaged by Guarantor or any Subsidiary; (1) maintain, and cause each Subsidiary to maintain, all properties and improvements necessary to the conduct of Guarantor's or any Subsidiary's business in good order and condition, ordinary wear and tear excepted, and use, operate and maintain, and cause to be used, operated and maintained, all such properties and improvements in compliance with all laws, regulations and ordinances and in compliance with all applicable insurance requirements and regulations, and cause replacements and repairs to be made when necessary for the proper conduct of its or any Subsidiary's business; (m) maintain, preserve and protect all trademark rights and license rights of Guarantor, and all similar rights of each Subsidiary, free of any conflict with the rights of any other person; (n) maintain, or cause to be maintained comprehensive casualty insurance policies insuring all property of Guarantor and all property of each Subsidiary against loss by fire, theft, explosion, collision and such other risks, in such amounts, subject to such loss deductible amounts and with such insurance companies as may be satisfactory to Bank, in Bank's discretion reasonably exercised, and, in all events, against such risks, in such amounts and subject to such loss deductible amounts as are customary in Guarantor's or a Subsidiary's industry, as applicable, and in such minimum amounts that neither Guarantor nor any Subsidiary will be deemed a co-insurer under applicable insurance laws, regulations, policies or practices; (o) maintain or cause to be maintained, in the maximum amount available, flood insurance policies insuring property of Guarantor or any Subsidiary which is located in an area that has been, or subsequently is, identified as having special flood or mudslide hazards and in which the sale of flood insurance has been made available under the National Flood Insurance Act of 1968, as amended;
(p) maintain, and cause each Subsidiary to maintain, with insurance companies and in amounts satisfactory to Bank, in Bank's discretion reasonably exercised, such additional insurance against such risks and subject to such loss deductible amounts as may be satisfactory to Bank, in Bank's discretion reasonably exercised, including, without limitation, personal injury and property damage liability insurance, automobile liability insurance, worker's compensation insurance, business interruption insurance, employee dishonesty insurance, and directors' and officers' liability insurance, all such insurance in all events to insure against such risks, in such amounts and subject to such loss deductible amounts as are customary in Guarantoes or such Subsidiary's industry, as applicable; (q) deliver to Bank from time to time promptly after request by Bank and periodically if Bank shall so request, evidence satisfactory to Bank, in Bank's discretion reasonably exercised, that all insurance and insurance endorsements required pursuant to this Guaranty are in effect; (r) promptly after learning thereof, notify Bank in writing of (i) any claim, action, suit or proceeding, at law or in equity, commenced or threatened against Guarantor or any Subsidiary, or any property of Guarantor or any Subsidiary, (ii) the occurrence of any material adverse change in Guarantor's or any Subsidiary's business, assets, operations, business prospects or financial condition, (iii) any extraordinary loss suffered by Guarantor or any Subsidiary, whether or not insured, or any extraordinary depreciation of the value of Guarantor's or any Subsidiary's assets, (iv) any destruction of, or substantial damage to, any books or records of Guarantor or any Subsidiary, and (v) any fact, including, without limitation, any reportable event under Section 4043(B) of ERISA, arising in connection with any plan of Guarantor or any Subsidiary subject to ERISA which might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation (or any successor thereto); and (s) promptly do, make, execute and deliver all such additional and further acts, things, deeds, assurances, instruments and documents as Bank may reasonably request to vest in and assure to Bank its rights hereunder.

         5. ADDITIONAL NEGATIVE COVENANTS. Guarantor covenants and agrees that Guarantor will not, directly or indirectly, without Bank's prior written consent
(a) enter into or be a party to any merger, consolidation or share exchange, or suffer or permit to occur any merger, consolidation or share exchange to which any Subsidiary is a party; (b) sell, assign, transfer, convey or lease, or suffer or permit to occur any sale, assignment, transfer, conveyance or lease of, any assets of Guarantor or any Subsidiary, or any interest therein, except for transactions in the ordinary course of business and except for dispositions of obsolete or worn-out equipment in exchange for, at least, the fair market value thereof; (c) except for leases in existence on the date hereof and previously disclosed to Bank in writing, and renewals or extensions thereof, become or be, or suffer or permit any Subsidiary to become or be, liable as lessee with respect to any lease of any property (real, personal or mixed) which has been or is to be sold or transferred by Guarantor or such Subsidiary to any person in connection with such lease or which Guarantor or such Subsidiary intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by Guarantor or such Subsidiary to any person in connection with such lease-, (d) purchase or otherwise acquire, or suffer or permit to occur the purchase or other acquisition by any Subsidiary of, all or substantially all of the assets of any other person, or any assets of any other person in a transaction which is subject to the Bulk Transfers Title of the Uniform Commercial Code of any jurisdiction; (e) purchase, redeem or otherwise acquire or retire for value any shares of Guarantor's capital stock or any OTHER EQUITY interest in Guarantor, or suffer or permit any Subsidiary to purchase, redeem or otherwise acquire or retire for value any shares of such Subsidiary's capital stock; (f) materially change, or suffer or permit to occur any material change in, the scope or nature of Guarantors or any Subsidiary's business or business operations; (g) enter into, or suffer or permit any Subsidiary to enter into, any agreement which is inconsistent with Guarantors obligations under this Guaranty: (h) enter into any transaction with any Affiliate except for transactions with Affiliates entered into in the ordinary course of Guarantors business on terms no less favorable to Guarantor than would apply in a comparable arm's length transaction with a person that is not an Affiliate; (i) change Guarantor's fiscal year-, 0) form or acquire any Subsidiary other than those the prospective formation of which have previously been disclosed to Bank; (k) change, or suffer or permit to be changed, the name of Guarantor or any Subsidiary, or use any trade name other than Guarantors true corporate name as indicated in the first sentence of this Guaranty; (1) change, or suffer or permit to be changed, the location of the chief executive office of Guarantor or any Subsidiary, or the location of the books and records of Guarantor or any Subsidiary, or the location of any business or storage location of Guarantor or any Subsidiary, or have or maintain, or suffer or permit any Subsidiary to have or maintain, any new business or storage location; (m) with respect to any plan of Guarantor or any Subsidiary subject to ERISA (i) engage in, suffer or permit to be engaged in, knowingly permit any party in interest or any disqualified person to engage in, or suffer or permit any Subsidiary to permit knowingly any party in interest or any disqualified person to engage in, any prohibited transaction, (ii) knowingly incur, or suffer or permit any Subsidiary to incur knowingly, any accumulated funding deficiency, whether or not waived, (iii) terminate, or suffer or permit any Subsidiary to terminate, any such plan in a manner which could result in the imposition of a lien on any property of Guarantor or any Subsidiary pursuant to
SECTION 4068 of ERISA, or (iv) take, or suffer or permit any Subsidiary to take, any action which would adversely affect the qualification of any such plan; (n) guarantee or otherwise in any way become or be responsible for obligations, liabilities or indebtedness of any other person, whether by agreement to purchase the indebtedness of any other person, by agreement for the furnishing of funds to any other person for the purchase of goods, supplies or services, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging indebtedness of any other person, or otherwise, except for endorsements by Guarantor of negotiable drafts for collection in the ordinary course of business; (o) make or permit to exist any loan to any person, not including travel advances and other similar expense advances made to officers and employees in the ordinary course of business, except for loans by Guarantor to Borrower; (p) purchase or otherwise acquire for value, or permit any Subsidiary to purchase or otherwise acquire for value, any Investment; or
(q) enter into or assume any lease or sublease of any real property, other than leases of the Guarantor Business Premises.

         6. WAIVERS. In consideration of Bank's agreement to extend credit to Borrower under the Loan Documents, Guarantor hereby waives notice of each and every one of the following acts, events and/or conditions and agrees that the creation or existence of any such act, event or condition or the performance thereof by Bank (in any number of instances) shall in no way release or discharge Guarantor from liability hereunder, in whole or in part: (a) the renewal, extension, modification, refinancing or granting of any indulgence of any nature whatsoever with respect to any or all of the Obligations; (b) the addition of or partial or entire release of any guarantor, maker, surety, endorser, indemnitor or other PARTY or parties primarily or secondarily liable for the payment and/or performance of any of the Obligations; (c) assumption of any of the Obligations by any other person, whether by assignment, sale, sublease, conveyance or otherwise; (d) the institution of any suit or the obtaining of any judgment against Borrower, any guarantor, maker, surety, endorser, indemnitor or other party primarily or secondarily liable for the payment and/or performance of any of the Obligations; (e) the sale, exchange, pledge, release, disposition, surrender, loss, destruction, damage to or impairment of any collateral now or hereafter granted or received to secure any of the Obligations; (f) the obtention, perfection, continuation, amendment, release, waiver or modification of any security interest or lien with respect to any of the Obligations or the settlement, subordination, compromise or discharge of same; or (g) any other event, circumstance or condition which might otherwise constitute a legal or equitable discharge of a surety or a guarantor. It is expressly agreed that Bank shall have no obligation to obtain, perfect or continue in effect any security interest or lien with respect to any of the Obligations and that the obligations of Guarantor hereunder shall in no way be diminished, impaired, affected or released by Bank's commission of or omission to do any of the above-described acts or by the invalidity, unenforceability, loss or change in priority of any of the Obligations or any security interest or lien with respect to any of the Obligations. Also in consideration of Bank's agreement to extend credit to Borrower under the Loan Documents, Guarantor hereby waives, to the extent the same may be waived under applicable law: (a) trial by jury in any action or proceeding of any kind or nature in connection with this Guaranty; (b) all claims, causes of action and rights of Guarantor against Bank on account of actions taken or not taken by Bank in the exercise of Bank's rights or remedies hereunder or under law, provided that the same did not arise from Bank's gross negligence or willful misconduct; (c) all claims and causes of action of Guarantor against Bank for punitive, exemplary or other non-compensatory damages; (d) all rights of redemption of Guarantor with respect to any property securing any of the Obligations or this Guaranty;
(e) all rights of Guarantor to have marshalled any property securing any of the Obligations or this Guaranty; (f) diligence in the enforcement or collection of any of the Obligations, presentment, demand, protest, notice of protest and notice of default with respect to all of the Obligations, and all other notices of any kind whatsoever; (g) any duty or obligation of Bank to disclose to Guarantor any information concerning any other customer or client, or prospective customer or client, of Bank; and (h) all subrogation and other rights and claims of Guarantor against Borrower arising on account of this Guaranty or any sums paid by Guarantor collected by Bank pursuant to this Guaranty. Any money or other property that Bank may receive in respect of or as security for any of the Obligations from any source whatsoever may be applied to any of the Obligations, whether secured or unsecured, as Bank shall determine in its sole discretion. In the event that Bank shall be granted a security interest in or lien upon any real or personal property in respect of or as security for any of the Obligations, the same shall be for the sole and exclusive benefit of Bank, and not for the benefit, whether direct or indirect, by subrogation or otherwise, of Guarantor.

         7. EXPENSES. Guarantor agrees to pay to Bank, on demand by Bank from time to time, the amount of all expenses, including attorney's fees and expenses, paid or incurred by Bank (a) in exercising or enforcing or consulting with counsel concerning any of its rights hereunder or under law, or (b) in defending any and all non-meritorious or previously waived demands, claims, counterclaims, cross-claims, causes of action, litigation and proceedings of every kind and nature asserted, commenced or instituted against Bank, or any of Bank's officers, directors or employees, by Guarantor or any Subsidiary on account of, as a result of or relating to any action taken or not taken by Bank in connection with the Obligations or enforcement or exercise by Bank of any rights or remedies of Bank under this Guaranty or the Loan Agreement. Guarantor also promises to pay to Bank, on demand by Bank from time to time, interest on the outstanding amount of such expenses paid by Bank, from the date of Bank's demand for payment of such expenses until the same are paid in full, at a rate equal to eighteen percent (18%) per annum and calculated based upon a year of 360 days and the actual number of days elapsed.

         8. PERFORMANCE BY GUARANTOR. Guarantor shall continue to observe, comply with and perform all warranties, covenants, con ons and agreements to be observed, complied with or performed by Guarantor under this Guaranty until all of the Obligations have been paid in full and there exists no commitment by Bank which could give rise to any Obligations.

         9. SETOFF. Bank shall have the right from time to time to charge and deduct from any deposit accounts of Guarantor at First Union National Bank (or any other affiliate of Bank) any amounts credited to such accounts and apply the same in order to pay any sums due and unpaid under this Guaranty. Bank shall have the right, in addition to all other rights and remedies available to it, to set off against any sums due Bank under this Guaranty any sums or property owing to Guarantor by Bank or held or controlled by Bank for Guarantor. Guarantor hereby confirms Bank's right to setoff as set forth in this Paragraph 9, and nothing in this Guaranty shall be deemed to limit, waive or prohibit Bank's right of setoff.

         10. CONFESSION OF JUDGEMENT. Guarantor hereby authorizes any attorney-at-law to appear for Guarantor before any court, having jurisdiction, within the United States or elsewhere, and, after one or more complaints filed, confess judgment against Guarantor as of any time after any sums are payable hereunder for the amount of such sums, together with attorney's fees equal to fifteen percent (15%) of the amount of such sums, for collection and release of all errors, and without stay of execution, and inquisition and extension upon any levy on real estate is hereby waived and condemnation agreed to, and the exemption of personal property from levy and sale is also hereby expressly waived, and no benefit of exemption shall be claimed under any exemption law now in force or which may be hereafter adopted. The foregoing authorities and powers to confess judgment shall not be exhausted by one or more exercises of any of them, or by any imperfect exercise of any of them, and shall not be extinguished by any judgment entered because of any of them. Guarantor agrees that any agreements of Guarantor contained in this Guaranty to pay any costs or expenses, including attorney's fees and expenses, paid or incurred by Bank shall not be merged into, or otherwise impaired by, any such judgment by confession, but Bank shall not be entitled to recover on account of such costs or expenses any amount in EXCESS of the greater of (a) such costs or expenses included in any judgments by confession (without duplication), or (b) such costs or expenses actually paid or incurred by Bank.

         11. MODIFICATIONS, NOTICES. No modification or waiver of any provision of this Guaranty, and no consent by Bank to any noncompliance by Guarantor therewith, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand upon Guarantor in any circumstance shall entitle Guarantor to any other or further notice or demand in the same, similar or other circumstances. All written communications in connection with this Guaranty shall be deemed to have been given when hand-delivered to the party to whom directed, or, if transmitted by telex, by far-simile transmission or by mail (whether or not registered or certified), when telexed or transmitted by facsimile transmission or deposited in the mail postage prepaid, respectively, provided that any such notice or communication to Guarantor shall be hand-delivered or transmitted to Guarantor at the Guarantor Business Premises (or at such other address as Guarantor may specify to Bank in writing from time to time), and any such notice or communication to Bank shall be hand-delivered or transmitted to Bank at the Bank Notice Address (or at such other address as Bank may specify to Guarantor in writing from time to time).

         12. APPLICABLE LAW, JURISDICTION. The performance and construction of this Guaranty shall be governed by the internal laws of the State of Maryland (exclusive of principles of conflicts of laws). Guarantor agrees that any suit, action or proceeding instituted by Bank with respect to this Guaranty may be brought in any State or federal court located in the State of Maryland (in addition to such other courts in which jurisdiction and venue may be appropriate), and Guarantor consents to the in personam jurisdiction of such courts. Guarantor irrevocably waives any objection and any right of immunity on the ground of venue, the convenience of the forum or the jurisdiction of such courts or from the execution of judgments resulting therefrom.

         13. SUCCESSORS AND ASSIGNS, INVALIDITY. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and each reference in this Guaranty to any of the parties hereto shall be deemed to include the successors and assigns of such party, including, in the case of Guarantor, the debtor in possession in any case under any chapter of the United States Bankruptcy Code in which Guarantor is debtor. If any term, provision or condition, or any part thereof, of this Guaranty shall for any reason be found or held invalid or unenforceable by any court or governmental agency, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition, nor any other term, provision or condition, and this Guaranty shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained herein or therein. This Guaranty shall not impair, diminish or otherwise affect any obligation or liability of Guarantor to Bank under or on account of any guaranties heretofore issued by Guarantor in favor of Bank relating to any of the Obligations.

         14. MERGER. This Guaranty contains the entire agreement of the parties with respect to the matters covered and the transactions contemplated hereby, and no agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein, shall be valid or binding.

         IN WITNESS WHEREOF, Guarantor, intending to be legally bound hereby and intending this to be a sealed instrument, has caused this Guaranty to be duly executed under seal the day and year first above written.

ATTEST/WITNESS:                     COMMERCE CASUALTY GROUP, INC.


/s/                                 By: /s/ Paul V.H. Halter, III         (SEAL)
                                       -----------------------------------
                                       Name: Paul V.H. Halter, III
                                            ------------------------------
                                       Title: President
                                             -----------------------------